UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21817

                    PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
               (Exact name of registrant as specified in charter)

                                   ----------

                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-239-0418

                     DATE OF FISCAL YEAR END: MARCH 31, 2010

                    DATE OF REPORTING PERIOD: MARCH 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
ANNUAL REPORT
MARCH 31, 2010

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
CONTENTS
MARCH 31, 2010

                                                                            PAGE
                                                                            ----
Report of Independent Registered Public Accounting Firm..................      2

FINANCIAL STATEMENTS
Consolidated Statement of Assets and Liabilities.........................      3
Consolidated Statement of Operations.....................................      4
Consolidated Statements of Changes in Members' Capital...................      5
Consolidated Statement of Cash Flows.....................................      6
Consolidated Financial Highlights........................................      7
Notes to Consolidated Financial Statements...............................      8
Directors and Officers of the Fund (Unaudited)...........................     16
Other Information (Unaudited)............................................     21

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of PNC Alternative Strategies TEDI Fund LLC:

We have audited the accompanying consolidated statement of assets and liabilities of PNC Alternative Strategies TEDI Fund LLC (the "Fund") as of March 31, 2010, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in members' capital for each of the two years in the period then ended and the consolidated financial highlights for the years ended March 31, 2010, 2009, and 2008 and for the period from May 10, 2006 (date of initial seeding) through March 31, 2007. These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PNC Alternative Strategies TEDI Fund LLC as of March 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the consolidated financial statements include an investment in PNC Alternative Strategies Master Fund LLC (the "Master Fund") valued at $2,457,026 (100.07% of total members' capital) as of March 31, 2010, whose fair value has been estimated by management in the absence of a readily ascertainable market value. Management's estimate is based on information provided by the investment managers or general partners of the underlying funds of the Master Fund.

DELOITTE & TOUCHE LLP

Chicago, Illinois
May 28, 2010

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2010

ASSETS
Investment in PNC Alternative Strategies Master Fund LLC ("Master Fund")   $2,457,026
Receivable from Master Fund for tender offer                                1,100,000
Restricted cash                                                               530,000
Receivable from Manager                                                        41,719
Prepaid expenses                                                                1,364
Other receivable                                                                4,000
                                                                           ----------
   Total assets                                                             4,134,109
                                                                           ----------
LIABILITIES
Note payable for tender offer                                               1,130,000
Capital contributions received in advance                                     500,000
Administration fee payable                                                      3,750
Incentive fee payable                                                           2,927
Directors' fees payable                                                           667
Chief Compliance Officer fees payable                                             389
Deferred compensation                                                             250
Other accrued expenses                                                         40,719
                                                                           ----------
   Total liabilities                                                        1,678,702
                                                                           ----------
   Net assets                                                              $2,455,407
                                                                           ==========
MEMBERS' CAPITAL
Capital                                                                    $2,651,500
Accumulated net investment loss                                              (360,409)
Accumulated net realized gain on investments                                  976,924
Net unrealized depreciation on investments                                   (812,608)
                                                                           ----------
   Members' capital                                                        $2,455,407
                                                                           ==========

    The accompanying notes are an integral part of the consolidated financial statements.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2010


NET INVESTMENT LOSS ALLOCATED FROM MASTER FUND
   Dividend income                                                        $     560
   Expenses                                                                 (91,441)
                                                                          ---------
      Net investment loss allocated from Master Fund                        (90,881)
                                                                          ---------
OPERATING EXPENSES
Administration fees                                                          23,975
Directors' fees                                                               6,964
Chief Compliance Officer fees                                                   715
Incentive fees                                                                2,927
Audit and tax fees                                                           50,074
Legal fees                                                                   50,847
Printing fees                                                                19,171
Registration fees                                                               593
Tax expense                                                                     334
Other expenses                                                                2,900
                                                                          ---------
         Total operating expenses                                           158,500
                                                                          ---------
Less:
      Expense waiver/reimbursement from Manager                            (140,574)
                                                                          ---------
         Net operating expenses                                              17,926
                                                                          ---------
         Net investment loss                                               (108,807)
                                                                          ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ALLOCATED FROM
   MASTER FUND
Net realized gain on investments                                            272,934
Net change in unrealized depreciation on investments                        157,484
                                                                          ---------
         Net realized and unrealized gain on investments allocated from
            Master Fund                                                     430,418
                                                                          ---------
Net increase in members' capital from operating activities                $ 321,611
                                                                          =========

    The accompanying notes are an integral part of the consolidated financial statements.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

FOR THE YEAR ENDED MARCH 31, 2009
FROM OPERATING ACTIVITIES
Net investment loss                                    $  (108,636)
Net realized gain on investments                           197,688
Net change in unrealized depreciation on investments      (730,995)
                                                       -----------
   Net decrease in members' capital
      from operating activities                           (641,943)
                                                       -----------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                           300,000
Costs of Interests repurchased                            (400,000)
                                                       -----------
   Net decrease in members' capital
      from capital transactions                           (100,000)
                                                       -----------
MEMBERS' CAPITAL
Balance at beginning of year                             4,175,739
                                                       -----------
Balance at end of year                                 $ 3,433,796
                                                       ===========
FOR THE YEAR ENDED MARCH 31, 2010
FROM OPERATING ACTIVITIES
Net investment loss                                    $  (108,807)
Net realized gain on investments                           272,934
Net change in unrealized depreciation on investments       157,484
                                                       -----------
   Net increase in members' capital
      from operating activities                            321,611
                                                       -----------
MEMBERS' CAPITAL TRANSACTIONS
Costs of Interests repurchased                          (1,300,000)
                                                       -----------
   Net decrease in members' capital
      from capital transactions                         (1,300,000)
                                                       -----------
MEMBERS' CAPITAL
Balance at beginning of year                             3,433,796
                                                       -----------
Balance at end of year                                 $ 2,455,407
                                                       ===========

    The accompanying notes are an integral part of the consolidated financial statements.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital from operating activities                               $  321,611
Adjustments to reconcile net increase in members' capital from operating activities to net cash used in operating activities
   Purchases of investments in Master Fund                                                 (147,348)
   Proceeds from the sale of investments in Master Fund                                     599,367
   Net investment loss and realized/unrealized gain allocated from Master Fund             (339,537)
   Increase in other receivable                                                              (4,000)
   Increase in restricted cash                                                             (500,000)
   Increase in receivable from Manager                                                       (1,007)
   Increase in prepaid expenses                                                                 (16)
   Increase in incentive fee payable                                                          2,157
   Decrease in administration fee payable                                                   (38,056)
   Increase in Directors' fees payable                                                          667
   Increase in Chief Compliance Officer fees payable                                            389
   Increase in deferred compensation                                                            250
   Increase in other accrued expenses                                                         5,523
                                                                                         ----------
      Net cash used in operating activities                                                (100,000)
                                                                                         ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                                            500,000
Costs of Interests repurchased                                                             (400,000)
                                                                                         ----------
      Net cash provided by financing activities                                             100,000
                                                                                         ----------
      Net change in cash and cash equivalents                                                    --

CASH AND CASH EQUIVALENTS
Beginning of year                                                                                --
                                                                                         ----------
End of year                                                                              $       --
                                                                                         ==========
NON-CASH OPERATING ACTIVITIES
   Receivable from Master Fund for tender offer                                          $1,100,000

    The accompanying notes are an integral part of the consolidated financial statements.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                  YEAR        YEAR        YEAR       PERIOD
                                                 ENDED       ENDED       ENDED       ENDED
                                               MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
TOTAL RETURN                                      2010        2009        2008       2007+
------------                                   ---------   ---------   ---------   ---------
Total return before incentive fee (1)             9.43%     (15.64)%      0.52%      7.22%
Incentive fee                                    (0.08)%     (0.01)%     (0.14)%    (0.75)%
                                                ------     -------      ------     ------
      Total return after incentive fee (1)        9.35%     (15.65)%      0.38%      6.47%
                                                ======     =======      ======     ======
Members' capital, end of year (000's)           $2,455     $ 3,434      $4,176     $3,026
RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio,
   before waivers and reimbursements             (6.95)%     (5.92)%     (5.57)%    (9.83)%(4)
   net of waivers and reimbursements             (3.03)%     (2.79)%     (2.18)%    (3.82)%(4)
Expense ratio before incentive fee,
   before waivers and reimbursements (2)          6.88%       6.02%       5.69%      8.74%(4)
   net of waivers and reimbursements (2)          2.97%       2.89%       2.30%      2.73%(4)
Expense ratio before incentive fee,
   net of waivers and reimbursements (2)          2.97%       2.89%       2.30%      2.73%(4)
Incentive fee (2)                                 0.08%       0.02%       0.02%      0.92%(5)
                                                ------     -------      ------     ------
   Expense ratio after incentive fee, net of
      waivers and reimbursements                  3.05%       2.91%       2.32%      3.65%(4)
                                                ======     =======      ======     ======
Portfolio turnover (3)                           30.21%      15.23%      22.16%     17.52%

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all the members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio and incentive fee ratio are calculated for all members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to a member's capital may vary from these ratios based on the timing of capital transactions. The waivers/ reimbursements consist of voluntary payments made by the Manager. See Note 2E in Notes to Consolidated Financial Statements.

(3) Portfolio turnover represents the Master Fund's portfolio turnover and is for the period indicated.

(4)  Annualized.

(5)  Not Annualized.

   The accompanying notes are an integral part of the consolidated financial statements.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

1.   ORGANIZATION

     PNC Alternative Strategies TEDI Fund LLC (the "Fund"), is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Fund's interests (the "Interests") are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale. The Fund was formed on August 4, 2005 with operations commencing on July 1, 2006.

     The Fund's investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional "long only" small-capitalization market exposure. The Fund seeks to achieve this objective by investing substantially all of its investable assets into the PNC Alternative Strategies Cayman Fund LDC (the "Offshore Fund"), a Cayman Islands limited duration company with the same investment objectives as the Fund. The Offshore Fund commenced operations on July 1, 2006. The Offshore Fund invests substantially all of its investable assets into PNC Alternative Strategies Master Fund LLC (the "Master Fund"), a Delaware limited liability company with the same investment objectives as the Fund and the Offshore Fund. The Offshore Fund serves solely as an intermediate entity through which the Fund invests in the Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets. The Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 13.7% of the Master Fund as of March 31, 2010. As the Fund controls substantially all of the operations of the Offshore Fund, these financial statements are the consolidation of the Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.

     The Master Fund's investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional "long only" small-capitalization market exposure principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies with a small-capitalization focus. In order to effectuate this strategy, the Master Fund will invest principally in Investment Funds whose investments have a median market capitalization of $5 billion or less. Alternative investment strategies allow the Investment Managers the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as "alternative investment strategies" in contrast to the investment programs of "traditional" registered investment companies, such as mutual funds. The performance of the Fund is directly affected by the performance of the Master Fund. Attached are the financial statements of the Master Fund which should be read in conjunction with the Fund's financial statements.

     The Fund's Board of Directors (the "Board") has overall responsibility for the oversight of management and business operations of the Fund on behalf of the members. The Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     Prior to September 29, 2009, PNC Capital Advisors, Inc. served as investment manager of the Fund and Master Fund. On September 29, 2009, the predecessor investment manager to the Master Fund and the Fund, PNC Capital Advisors, Inc., merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC (the "Manager"), a Delaware limited liability company (the "Merger"). The Manager and its predecessors, PNC Capital Advisors, Inc. and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC"). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Manager. The Merger resulted in an "assignment," as that term is defined in the 1940 Act, of the investment management agreements with PNC Capital's predecessor that were in effect prior to the Merger. As a result, those agreements automatically terminated in accordance with their terms. The Manager continued to provide investment management services to the Fund and Master Fund under interim investment management agreements (the "Interim Investment Management Agreements") approved by the Board of Directors, from September 29, 2009 through January 22, 2010, when the Members approved the new investment management agreements. The Manager oversees the management of the day-to-day operations of the Fund and the Master Fund under the supervision of both the Fund's and Master Fund's Board of Directors, respectively.

     At March 31, 2010, PNC Investment Corp., an affiliate of the Manager, had a capital balance in the Fund of $132,388.

     The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Robeco Investment Management, Inc. (formerly, Robeco-Sage Capital Management, LLC), the "Adviser". The Adviser is registered as an investment adviser under the Advisers Act.

     Generally, initial and additional subscriptions for Interests by eligible members may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The following is a summary of the significant accounting policies followed by the Fund:

     A.   RECENT ACCOUNTING DEVELOPMENTS

          INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT). In September 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent"). ASU No. 2009-12 provides guidance about using net asset value to measure the fair value of investments in certain Investment Funds and requires additional disclosures about investments in Investment Funds. The Fund adopted ASU No. 2009-12 as of December 31, 20090. Since the Fund's current fair value measurement policies are consistent with ASU No. 2009-12, adoption did not affect the Fund's financial condition, results of operations or cash flows.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

          IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. In January 2010, the FASB issued ASU No. 2010-06 which provides amendments to Fair Value Measurements and Disclosures (Topic 820). This guidance requires new disclosures, and also clarifies existing disclosures. The new disclosures relate to the transfers in and out of Level 1 and Level 2 assets, and disclosures about purchases, sales, issuance and settlements in the roll-forward of activity in Level 3 assets. The guidance also clarifies existing disclosures regarding the level of disaggregation, inputs and valuation techniques. The new disclosures and clarification of existing disclosures are effective for annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuance, and settlements in the roll-forward of activity in Level 3 assets, which are effective for fiscal years beginning after December 15, 2010. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-06.

     B.   VALUATION

          The net asset value (assets less liabilities, including accrued fees and expenses) of the Fund is determined as of the close of business at the end of each month.

          The Fund's investment in the Master Fund represents substantially all of the Fund's assets. All investments owned are carried at value which is the portion of the net asset value of the Master Fund held by the Fund. The accounting for and valuation of investments by the Master Fund is discussed in Note 2C of the Master Fund's financial statements.

     C.   INCOME RECOGNITION AND SECURITY TRANSACTIONS

          Dividend income is recorded on the ex-dividend date. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Master Fund. The Fund will bear, as an investor in the Master Fund, its share of the income, realized and unrealized gains and losses of the Master Fund.

     D.   SEGREGATED ACCOUNT

          A portion of the investment in the Master Fund is segregated to finance the repurchase of Interests from tender offers.

     E. FUND EXPENSES

          The Fund will bear all expenses incurred in its business. The expenses of the Fund include, but are not limited to, the following: legal fees; administrative fees; auditing fees; costs of insurance; registration expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board. The Fund will bear, as an investor in the Master Fund, its share of the fees and expenses of the Master Fund. Certain expenses of the Fund have been voluntarily paid by the Manager. These voluntary payments are temporary and the Manager may terminate all or a portion of these voluntary payments at any time and without notice to members. The Master Fund pays the expense allocated to, and incurred by, the Fund and is reimbursed by the Fund through the redemption of Interests in the Master Fund.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     F.   INCOME TAXES

          The Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to such member's distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2007, 2008 and 2009 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Master Fund is subject to other filing requirements.

     G.   INVESTMENT IN REGISTERED INVESTMENT COMPANY

          The Fund may invest in a registered investment company, SEI Daily Income Trust Money Market Fund, for cash management purposes. At March 31, 2010, there was no investment in this registered investment company.

     H.   DISTRIBUTION POLICY

          The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

     I.   CAPITAL ACCOUNTS

          Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

     J.   RESTRICTED CASH

          The Fund holds non-interest bearing restricted cash, which serves as collateral for the note payable for the tender offer.

     K.   USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

3.   RELATED PARTY TRANSACTIONS

     A.   INCENTIVE FEES

          The Fund pays the Manager an annual incentive fee ("Incentive Fee"), payable at the fiscal period-end (the "Incentive Period"), equal to 10% of each member's net profits in excess of such member's "Loss Carryforward Amount". The Loss Carryforward Amount for each member commences at zero and, for each Incentive Period, is increased or reduced by the net losses or net profits, respectively, allocated to each member's capital account for such Incentive Period. The Manager will pay the Adviser to the Master Fund one-half of the Incentive Fee.

     B.   ADMINISTRATION AND OTHER FEES

          The Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.25% of members' capital of the Fund plus a $15,000 flat fee. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

          SEI Private Trust Company serves as custodian and escrow agent for the Fund's assets.

     C.   BOARD FEES

          The Fund pays each Director an annual retainer of $1,000 plus reasonable out of pocket expenses. The Directors will not receive any fees from the Fund for attending regular, special or telephonic Board meetings. Total amounts incurred related to Board meetings by the Fund for the year ended March 31, 2010 were $15,473, which includes $8,509 allocated from the Master Fund.

          Directors who receive fees are eligible for participation in the Fund's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan, which became effective January 1, 2010, allows each eligible Director to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

4.   CONCENTRATION OF RISK

     The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. The Master Fund's concentration of risk is discussed in Note 4 of the Master Fund's financial statements.

5.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. The Master Fund's off balance sheet risk in these financial instruments is discussed in Note 5 of the Master Fund's financial statements.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

6.   GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

     In the normal course of business the Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

7.   INVESTMENT TRANSACTIONS

     For the year ended March 31, 2010, aggregate purchases of the Master Fund amounted to $147,348 and aggregate sales of the Master Fund amounted to $599,367.

8.   TENDER OFFERS

     On November 24, 2008, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at March 31, 2009. A non-interest bearing Promissory Note was issued by the Fund entitling the members to a payment on or about 30 days after March 31, 2009. Members received an initial payment of $90,000 on April 30, 2009 and the remaining amount was paid on June 3, 2009.

     On February 24, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2009. Tenders with a value in the amount of $100,000 were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to a payment on or about 30 days after June 30, 2009. Members received an initial payment of $90,000 on August 3, 2009 and the remaining amount will be paid promptly after completion of the Fund's March 31, 2010 year-end audit.

     On May 27, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at September 30, 2009. Tenders with a value in the amount of $100,000 were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to an initial payment on or about 30 days after September 30, 2009. Members received an initial payment of $90,000 on October 28, 2009 and the remaining amount will be paid promptly after the completion of the Fund's March 31, 2010 year-end audit.

     On August 28, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at December 31, 2009. Tenders with a value in the amount of $100,000 were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to an initial payment on or about 30 days after December 31, 2009. Members received an initial payment of $90,000 on February 1, 2010 and the remaining amount will be paid promptly after the completion of the Fund's March 31, 2010 year-end audit.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     On November 25, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at March 31, 2010. Tenders with a value in the amount of $100,000 were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after March 31, 2010. Members received an initial payment of $90,000 on May 6, 2010 and the remaining amount will be paid promptly after the completion of the Fund's March 31, 2010 year-end audit.

     On February 26, 2010, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1 million of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2010. Tenders with an estimated value in the amount of $1 million were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after June 30, 2010, and the remaining amount will be paid promptly after the completion of the Fund's March 31, 2011 year-end audit.

9.   SUBMISSION OF MATTERS TO A VOTE OF MEMBERS (UNAUDITED)

     ELECTION OF DIRECTORS

     At a Special Meeting of Members held on January 22, 2010, Members of the Fund elected five Directors to the Board of Directors. The voting results were as detailed below:

                    INTERESTS   INTERESTS   INTERESTS
NOMINEE                FOR       AGAINST    ABSTAINED
-------             ---------   ---------   ---------
Dorothy A. Berry     100.00%      0.00%       0.00%
Kelley J. Brennan    100.00%      0.00%       0.00%
Dale C. LaPorte      100.00%      0.00%       0.00%
Richard W. Furst     100.00%      0.00%       0.00%
Robert D. Neary      100.00%      0.00%       0.00%

     APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

     Through the merger of National City Corporation into PNC on December 31, 2008, PNC acquired Allegiant, and subsequently on September 29, 2009 the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant were consolidated to form the Manager. The Merger resulted in an "assignment", as the term is defined in the 1940 Act, of the investment management agreements with PNC Capital Advisors, Inc. that were in effect prior to the Merger. As a result, those agreements automatically terminated in accordance with their terms.


     In anticipation of the Merger, at a regular meeting held on August 11, 2009, the Directors of the Fund, including a majority of the Directors who are not "interested persons" (the "Independent Directors"), met in person and voted to approve an Interim Investment Management Agreement and a new investment management agreement between the Manager and the Fund in order for the Manager to continue to serve as investment manager, in the event the Merger occurred prior to Member approval of a new investment management agreement. For information about the Board's deliberations and the reasons for its recommendation, see "Board Approval of Investment Management and Advisory Agreements" in the Fund's September 30, 2009 Semi-Annual Report.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     At a Special Meeting of Members held on January 22, 2010, Members of the Fund approved a new investment management agreement with PNC Capital Advisors, LLC. The voting results were as detailed below:

                                           INTERESTS   INTERESTS   INTERESTS
FUND                                          FOR       AGAINST    ABSTAINED
----                                       ---------   ---------   ---------
PNC Alternative Strategies TEDI Fund LLC    100.00%      0.00%      0.00%

10.  SUBSEQUENT EVENTS

     The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 31, 2010, the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of March 31, 2010. However, the following are details relating to subsequent events that occurred since March 31, 2010 through May 31, 2010.

     As of May 31, 2010, SEI will no longer provide sub-administration services and SEI Private Trust Company will no longer provide custody and escrow agent services for the Fund. Effective June 1, 2010, PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PNC Bank, N.A. will serve as sub-administrator, custodian and escrow agent, respectively, for the Fund.

     On April 26, 2010, the Board approved the termination of Kramer Levin Naftalis & Frankel LLP and K&L Gates LLP as counsel to the Fund and counsel to the independent directors, respectively. Effective April 27, 2010, Ropes & Gray LLP and Sutherland Asbill & Brennan LLP assumed the responsibilities as counsel to the Fund and counsel to the independent directors, respectively.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

The business and affairs of the Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Fund is set forth below. Each Director serves for an indefinite term until either (1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Fund's Limited Liability Agreement. The Directors are not "interested persons" as defined in the 1940 Act. Mr. Murphy and Mr. Neary serve as Co-Chairmen of the Board of Directors of the Fund. The address of each Director and officer is c/o PNC Alternative Strategies TEDI Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

                                                         PRINCIPAL                        OTHER DIRECTORSHIPS
NAME, DATE OF BIRTH          LENGTH OF TIME         OCCUPATION(S) DURING                HELD BY DIRECTOR DURING
AND AGE                          SERVED                 PAST 5 YEARS                        PAST 5 YEARS(1)
-----------------------   -------------------   ---------------------------   ------------------------------------------
John R. Murphy            Since 2002            Vice-Chairman, National       Director, Omnicom Group, Inc. (media
Date of Birth: 1/7/34                           Geographic Society, March     and marketing); Director, Sirsi Dynix
Age: 76                                         1998 to present; Managing     (technology); Director, PNC Funds,
                                                Partner, Rock Solid           PNC Advantage Funds, PNC Alternative
                                                Holdings, 2009 to present.    Strategies Master Fund LLC, PNC
                                                                              Alternative Strategies Fund LLC, PNC
                                                                              Absolute Return Master Fund LLC, PNC
                                                                              Absolute Return Fund LLC, PNC
                                                                              Absolute Return TEDI Fund LLC, PNC
                                                                              Long-Short Master Fund LLC, PNC
                                                                              Long-Short Fund LLC, PNC Long-Short
                                                                              TEDI Fund LLC (each a registered
                                                                              investment company)

Robert D. Neary           Since 2010            Retired; Co-Chairman of       Director, Strategic Distribution,
Date of Birth: 9/30/33                          Ernst & Young LLP (an         Inc. (sales and management of
Age: 76                                         accounting firm), 1984 -      maintenance supplies) until March
                                                1993.                         2007; Director, Commercial Metals
                                                                              Company; Director, PNC Funds, PNC
                                                                              Advantage Funds, PNC Alternative
                                                                              Strategies Master Fund LLC, PNC
                                                                              Alternative Strategies Fund LLC, PNC
                                                                              Absolute Return Master Fund LLC, PNC
                                                                              Absolute Return Fund LLC, PNC
                                                                              Absolute Return TEDI Fund LLC, PNC
                                                                              Long-Short Master Fund LLC, PNC
                                                                              Long-Short Fund LLC, PNC Long-Short
                                                                              TEDI Fund LLC (each a registered
                                                                              investment company)

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

                                                         PRINCIPAL                        OTHER DIRECTORSHIPS
NAME, DATE OF BIRTH          LENGTH OF TIME         OCCUPATION(S) DURING                HELD BY DIRECTOR DURING
AND AGE                          SERVED                 PAST 5 YEARS                        PAST 5 YEARS(1)
-----------------------   -------------------   ---------------------------   ------------------------------------------
Dorothy A. Berry          Since 2010            President, Talon              Chairman and Director,
Date of Birth: 9/12/43                          Industries, Inc.              Professionally Managed Portfolios;
Age: 66                                         (administrative, management   Director, PNC Funds, PNC Advantage
                                                and business consulting),     Funds, PNC Alternative Strategies
                                                since 1986.                   Master Fund LLC, PNC Alternative
                                                                              Strategies Fund LLC, PNC Absolute
                                                                              Return Master Fund LLC, PNC Absolute
                                                                              Return Fund LLC, PNC Absolute Return
                                                                              TEDI Fund LLC, PNC Long-Short Master
                                                                              Fund LLC, PNC Long-Short Fund LLC,
                                                                              PNC Long-Short TEDI Fund LLC (each a
                                                                              registered investment company)

Kelley J. Brennan         Since 2010            Retired; Partner,             Director, PNC Funds, PNC Advantage
Date of Birth: 7/7/42                           PricewaterhouseCoopers LLP    Funds, PNC Alternative Strategies
Age: 67                                         (an accounting firm), 1981    Master Fund LLC, PNC Alternative
                                                - 2002.                       Strategies Fund LLC, PNC Absolute
                                                                              Return Master Fund LLC, PNC Absolute
                                                                              Return Fund LLC, PNC Absolute Return
                                                                              TEDI Fund LLC, PNC Long-Short Master
                                                                              Fund LLC, PNC Long-Short Fund LLC,
                                                                              PNC Long-Short TEDI Fund LLC (each a
                                                                              registered investment company)

Richard W. Furst          Since 2010            Consultant and Private        Director, Central Bank & Trust Co.;
Date of Birth: 9/13/38                          Investor, Dean Emeritus and   Director, Central Bancshares;
Age: 71                                         Garvice D. Kincaid            Director, PNC Funds, PNC Advantage
                                                Professor of Finance          Funds, PNC Alternative Strategies
                                                (Emeritus), Gatton College    Master Fund LLC, PNC Alternative
                                                of Business and Economics,    Strategies Fund LLC, PNC Absolute
                                                University of Kentucky,       Return Master Fund LLC, PNC Absolute
                                                since 2003.                   Return Fund LLC, PNC Absolute Return
                                                                              TEDI Fund LLC, PNC Long-Short Master
                                                                              Fund LLC, PNC Long-Short Fund LLC,
                                                                              PNC Long-Short TEDI Fund LLC (each a
                                                                              registered investment company)

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

                                                          PRINCIPAL                       OTHER DIRECTORSHIPS
NAME, DATE OF BIRTH            LENGTH OF            OCCUPATION(S) DURING                HELD BY DIRECTOR DURING
AND AGE                       TIME SERVED               PAST 5 YEARS                        PAST 5 YEARS(1)
-----------------------   -------------------   ---------------------------   ------------------------------------------
Dale C. LaPorte           Since 2010            Retired; Senior Vice          Director, Invacare Corporation; Director,
Date of Birth: 1/04/42                          President and General         PNC Funds, PNC Advantage Funds, PNC
Age: 68                                         Counsel, Invacare             Alternative Strategies Master Fund LLC,
                                                Corporation                   PNC Alternative Strategies Fund LLC, PNC
                                                (manufacturer of              Absolute Return Master Fund LLC, PNC
                                                healthcare products),         Absolute Return Fund LLC, PNC Absolute
                                                December 2005 - 2008;         Return TEDI Fund LLC, PNC Long-Short
                                                Partner, 1974 - 2005 and      Master Fund LLC, PNC Long-Short Fund LLC,
                                                Chairman of Executive         PNC Long-Short TEDI Fund LLC (each a
                                                Committee, 2000 - 2004,       registered investment company)
                                                of Calfee, Halter &
                                                Griswold LLP (law firm).

L. White Matthews, III    Since 2003            Retired since 2001;           Director, Matrixx Initiatives, Inc.
Date of Birth: 10/5/45                          Chairman and Director,        (pharmaceuticals); Director, Imation Corp.
Age: 64                                         Ceridian Corporation          (data storage products); Director, PNC
                                                (payroll and human            Funds, PNC Advantage Funds, PNC
                                                resources services),          Alternative Strategies Master Fund LLC,
                                                2003 to 2007; Director        PNC Alternative Strategies Fund LLC, PNC
                                                and Chairman of the           Absolute Return Master Fund LLC, PNC
                                                Board of Constar              Absolute Return Fund LLC, PNC Absolute
                                                International Inc.            Return TEDI Fund LLC, PNC Long-Short
                                                (bottles and packaging        Master Fund LLC, PNC Long-Short Fund LLC,
                                                manufacturer), 2009 to        PNC Long-Short TEDI Fund LLC (each a
                                                present.                      registered investment company)

Edward D. Miller, Jr.     Since 2002            Dean and Chief Executive      Director, Care Fusion (health care
Date of Birth: 2/1/43                           Officer, Johns Hopkins        devices); Director, PNC Funds, PNC
Age: 67                                         Medicine, January 1997        Advantage Funds, PNC Alternative
                                                to present.                   Strategies Master Fund LLC, PNC
                                                                              Alternative Strategies Fund LLC, PNC
                                                                              Absolute Return Master Fund LLC, PNC
                                                                              Absolute Return Fund LLC, PNC Absolute
                                                                              Return TEDI Fund LLC, PNC Long-Short
                                                                              Master Fund LLC, PNC Long-Short Fund LLC,
                                                                              PNC Long-Short TEDI Fund LLC (each a
                                                                              registered investment company)

(1.) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act. The Fund is part of a "Fund Complex" that is comprised of 10 other registered investment companies which are included in this column for each Director. The total number of portfolios in the Fund Complex overseen by each of the Directors is 36.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

OFFICERS OF THE FUND

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.

                             POSITION HELD
NAME, ADDRESS, DATE            WITH MASTER             LENGTH OF TIME               PRINCIPAL OCCUPATION(S) DURING
OF BIRTH AND AGE                  FUND                     SERVED                            PAST 5 YEARS
-----------------------   -------------------   ---------------------------   ------------------------------------------
Kevin A. McCreadie        President             Since 2004                    President and Chief Executive
Two Hopkins Plaza,                                                            Officer, PNC Capital Advisors, LLC
4th Floor                                                                     (formerly PNC Capital Advisors,
Baltimore, MD 21201                                                           Inc.) since March 2004; Chief
Date of Birth: 8/14/60                                                        Investment Officer of PNC Capital
Age: 49                                                                       Advisors, LLC since 2002; Chief
                                                                              Investment Officer of PNC Asset
                                                                              Management Group since 2007;
                                                                              Executive Vice President of PNC
                                                                              Bank, N.A. since 2007; Partner of
                                                                              Brown Investment Advisory & Trust
                                                                              Company, 1999-2002.

Jennifer E. Spratley      Vice President and    Since March 2008 and          Managing Director and Head of Fund
Two Hopkins Plaza,        Treasurer             September 2007,               Administration, PNC Capital
4th Floor                                       respectively                  Advisors, LLC (formerly PNC Capital
Baltimore, MD 21201                                                           Advisors, Inc.) since 2007;
Date of Birth: 2/13/69                                                        Treasurer, PNC Capital Advisors,
Age: 41                                                                       Inc., September 2007 - September
                                                                              2009; Unit Leader, Fund Accounting
                                                                              and Administration, SEI Investments
                                                                              Global Funds Services 2005 to 2007;
                                                                              Fund Accounting Director, SEI
                                                                              Investments Global Funds Services
                                                                              1999 to 2007.

George L. Stevens         Assistant Vice        Since 2008                    Director - CCO Services, Beacon Hill
Beacon Hill Fund          President and Chief                                 Fund Services, Inc. (distributor
Services, Inc.            Compliance Officer                                  services, chief compliance officer
4041 N. High Street                                                           services and/or chief financial
Columbus, Ohio 43214                                                          officer services) since 2008; Vice
Date of Birth: 2/10/51                                                        President, Citi Fund Services Ohio,
Age: 59                                                                       Inc. 1995-2008.

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

                             POSITION HELD
NAME, ADDRESS, DATE           WITH MASTER             LENGTH OF TIME            PRINCIPAL OCCUPATION(S) DURING
OF BIRTH AND AGE                 FUND                     SERVED                         PAST 5 YEARS
-----------------------   -------------------   ---------------------------   ------------------------------------------
Jennifer Vollmer          Secretary             Since 2002                    Senior Counsel, PNC since 2007;
The PNC Financial                                                             Secretary, PNC Capital Advisors, LLC
Services Group, Inc.                                                          (formerly, PNC Capital Advisors,
1600 Market Street,                                                           Inc.), since 2001.
28th Floor
Philadelphia, PA 19103
Date of Birth: 12/30/71
Age: 38

Savonne L. Ferguson       Assistant Secretary   Since 2004                    Vice President and Director of
Two Hopkins Plaza, 4th                                                        Regulatory Fund Administration, PNC
Floor                                                                         Capital Advisors, LLC (formerly, PNC
Baltimore, MD 21201                                                           Capital Advisors, Inc.) since 2010;
Date of Birth: 10/31/73                                                       Vice President, PNC Capital
Age: 36                                                                       Advisors, Inc. 2007-2009; Assistant
                                                                              Vice President, PNC Capital
                                                                              Advisors, Inc. 2002-2007.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at http://www.sec.gov.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
ANNUAL REPORT
MARCH 31, 2010

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
CONTENTS
MARCH 31, 2010

                                                                            PAGE
                                                                            ----
Fund Commentary (Unaudited)..............................................      2
Report of Independent Registered Public Accounting Firm..................      7
FINANCIAL STATEMENTS
Schedule of Investments..................................................      8
Statement of Assets and Liabilities......................................     10
Statement of Operations..................................................     11
Statements of Changes in Members' Capital................................     12
Statement of Cash Flows..................................................     13
Financial Highlights.....................................................     14
Notes to Financial Statements............................................     15
Directors and Officers of the Fund (Unaudited)...........................     27
Other Information (Unaudited)............................................     32

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

Dear Members:

PNC Alternative Strategies Master Fund* (the "Fund") gained 9.62%, net of all fees, expenses and incentive allocations, for the 12 months ended March 31, 2010 (the "Reporting Period"). In comparison, the Russell 2000 Index advanced 62.77% for the same period.

Global equity markets broadly and smaller-cap equities in particular experienced a significant rebound during the 12 months ended March 31, 2010 from the depths of the equity markets in March 2009. Such a strong market recovery may be attributed primarily to the success of government stabilization plans to contain the financial meltdown and prevent a systemic decline. As the Reporting Period progressed, market participants continued to price in a return to more normal profitability as easy monetary policy and robust fiscal stimulus helped to set more benign conditions than those seen in 2008 and the first quarter of 2009. Indeed, the actuality of such plans' achievements as well as the perception that a Great Depression would be averted allowed investors to take an increasingly rational view, in turn enabling a rather broad-based equity market rally. Given this supportive backdrop, we are most pleased to report that the Fund produced positive returns in ten of the 12 months during the Reporting Period. The Fund, however, underperformed the Russell 2000 Index on a relative basis in ten of the 12 months during the Reporting Period, thereby lagging the broad small-cap equity market for the Reporting Period overall.

It is important to note that the Fund's standard deviation, a commonly used statistical measure of portfolio volatility and risk, remained significantly lower than that of the Russell 2000 Index for the Reporting Period. In other words, the Fund generated rather steady non-correlated monthly returns throughout a fiscal year wherein the Russell 2000 Index experienced high month to month volatility. Specifically, the Fund had an annualized standard deviation of just 3.97% for the Reporting Period, compared to a 20.46% annualized standard deviation for the Russell 2000 Index.

MARKET AND ECONOMIC REVIEW

Just weeks before the start of the Reporting Period, economic news became less bad and "green shoots" even began to appear. Investor sentiment improved. The Treasury Department finally revealed details on key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Subsequently, Gross Domestic Product ("GDP") declined less than expected in the second quarter of 2009, and U.S. equities rallied strongly. Although the equity markets stalled somewhat in June, the rally resumed with vigor again in July.

Several big themes drove the equity market during the third calendar quarter. Positive statements about the recession likely being over from Federal Reserve Board ("the Fed") Chairman Ben Bernanke contributed some optimism. Investors appeared to agree that massive economic stimulus programs and packages have been put in place and that such stimulus should now be allowed to work its way through the financial system. The popular "cash for clunkers" program helped spur auto sales and managed to get consumers to spend. A falling dollar boosted commodity stocks and the stocks of companies doing a majority of their business outside the United States. Financial stocks continued to recover from the crushing they had absorbed into March. Technology's strength continued. Some outliers bottomed and rebounded sharply. U.S. equity markets posted their seventh consecutive month of positive returns in September 2009, although economic data remained mixed.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

The equity market continued to advance during the fourth quarter, though less robustly than it had in the prior three months. As positive U.S. GDP figures were reported for the third quarter, the equity market's single-digit gains overall reflected a growing sense that the nation was finally exiting the recession. The first quarter of 2010 saw a renewal of strength within the equity market rally. The equity market's gains during these months were supported primarily by strong corporate earnings overall and a better than expected contribution from consumers to the recovering economy. Further, the U.S. dollar strengthened during the first calendar quarter, the major beneficiary of concerns surrounding the euro.

Small-cap equities, as represented by the Russell 2000 Index, significantly outpaced their large-cap counterparts but modestly trailed their mid-cap brethren during the Reporting Period. Within the small-cap sector, value stocks outpaced growth stocks. That said, all sectors comprising the Russell 2000 Index experienced healthy double-digit gains during the 12 months. Four of the sectors soared more than 70% during the Reporting Period, with cyclical areas, such as consumer discretionary, materials and energy, leading the way. Information technology also surged ahead. More defensive sectors, including health care, consumer staples and utilities, underperformed the Russell 2000 Index. The much-headlined financials sector, while advancing nearly 42% during the Reporting Period, also lagged the Russell 2000 Index.

FUND REVIEW

During the Reporting Period, Robeco Investment Management, Inc. maintained its goal of increasing portfolio risk to be consistent with the Fund's stated objectives and refined both sub-fund manager and hedge fund strategy diversification so that no one manager or strategy may dominate performance. At the same time, we sought to streamline the Fund, such that an increasingly greater emphasis was placed on its long/short equity strategy component.

In so doing, we redeemed one of the Fund's 14 managers--Dirigo L.L.C., a long/short equity variable exposure manager--effective March 31, 2009. Then during the Reporting Period itself, we redeemed four of the Fund's managers and added four, such that there were 12 managers at March 31, 2010. We sought managers who, in our view, have strong portfolio management and trading skills, well-articulated investment processes for return generation and demonstrated abilities to manage portfolio risk exposures. Given the continued high market volatility and macroeconomic-driven environment, we also sought managers using tactically traded strategies, as we believed these managers would be better able to generate strong risk-adjusted returns than managers more focused on stock specific factors. Of the managers redeemed during the Reporting Period, three were long/short equity managers and one was a relative-value manager. Each was redeemed for investment-related reasons.

The Fund's assets continued to be invested primarily with managers focusing on smaller companies, typically less than $5 billion in capitalization. At the same time, we significantly increased the portion of overall Fund assets in the long/short equity strategy component during the Reporting Period. The increased tilt toward this component remained in line with the mandate of the Fund. The Fund maintained only modest allocations to the other two components of the Fund--event-driven strategies and relative-value strategies. The non-long/short equity components, which maintain an emphasis on those specific strategies correlated with small-cap returns, are meant to enhance the Fund's risk-adjusted returns and help manage portfolio risk. During a Reporting Period that saw a robust rally in the equity markets, all three of these strategy components generated strong positive gains. All three strategy components, however, underperformed the Russell 2000 Index on a relative basis during the Reporting Period.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

- LONG/SHORT EQUITY STRATEGIES - Long/short equity strategies are typically characterized by buying long undervalued positions and selling short overvalued positions. The long/short equity strategies of the Fund, comprising the largest percentage of Fund net assets, made the greatest contribution to the Fund's performance by a wide margin. Still, in aggregate, the long/short equity managers lagged the Russell 2000 Index, due primarily to their low market beta.(1) In general, the equity market rally during the Reporting Period was beta driven. Conservative gross/net exposures(2) and hedge positions also contributed to this component's relatively weaker performance as did certain economically-sensitive consumer-related short positions that rocketed higher. A few funds that had net short market exposure also, not surprisingly, detracted from performance. Individual stocks continued to experience high levels of volatility driven by macroeconomic and government policy news flow. However, stock and sector correlations moderated during the Reporting Period, enabling several of the Fund managers to generate returns from effective stock-specific positioning. Long positions in the information technology, health care and materials sectors drove gains most. The broad market rally also enabled managers to "reload" their short portfolios, identifying financially challenged companies in stressed industries or with stressed business models.

     Among this component's sub-strategies, the Fund's highly-hedged managers generally lagged the equity market rally most. Managers with more economically-sensitive long positions, such as Pennant Winward Fund, L.P., were still able to generate strong positive returns, but managers such as Tiedemann Falconer Partners, L.P. ("Tiedemann Falconer") and Harvest Small Cap Partners Qualified L.P. ("Harvest"), which had higher levels of short exposure to economically-sensitive names, were hurt and posted negative performance for the Reporting Period. Harvest was added to the Fund as a manager during the first half of the Reporting Period. Tiedemann Falconer, which also had been added to the Fund as a manager during the first half of the Reporting Period, generated the most significant losses led by net short positioning in consumer and information technology sector stocks and was thus redeemed during the fourth calendar quarter.

     The component's variable exposure managers tend to have more latitude with respect to net sector exposure, and so managers who were able to add to long exposure throughout the Reporting Period generally outperformed those that maintained a highly-hedged portfolio. In particular, those managers, such as Coeus Capital, L.P., which had significant net long exposure to the health care sector as well as long positions in information technology, media and online education, and Cadian Fund, L.P., which had significant net long exposure to the information technology sector, were able to generate strong returns for the Reporting Period.

     The component's long-biased managers tend to maintain net long exposure and therefore to have higher correlations to market moves. Not surprisingly, then, the Fund's long-biased managers, including Clovis Capital Partners Institutional, L.P. and Harvey SmidCap, L.P. ("Harvey SmidCap"), generated strong performance during the Reporting Period given the robust equity market rally experienced. Indeed, Harvey SmidCap generated the strongest returns of all of the Fund's managers holding assets for the entirety of the Reporting Period and made the greatest contribution to overall performance, due primarily to long positions in information technology, including semiconductor stocks, and basic materials.

     We added Addison Clark Fund, L.P. ("Addison Clark") and Broadway Gate Onshore Fund, L.P. "Broadway Gate") to the Fund during the fourth calendar quarter. Both Addison Clark and Broadway Gate are proven, successful, long-biased funds that we believe will help increase portfolio returns. In fact, while each of these hedge funds held only a modest portion of total Fund assets as of March 31, 2010, each generated notably strong double-digit gains since they were added to the Fund through the end of the Report Period.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

     All told, of the nine hedge funds in the Fund's long/short equity component at the end of March 2010, nine generated positive returns and one generated negative returns for the Reporting Period. Of the managers redeemed during the Reporting Period, three were long/short equity managers. In addition to Tiedemann Falconer, already mentioned, Apis Capital, L.P. and Tracer Capital Partners QP, L.P., which both employ a variable exposure strategy, were redeemed. Each of these redeemed managers contributed to returns during the 12 months, but each generated a negative return. With these manager changes and our enhanced emphasis on long/short equity strategies, the Fund's allocation to this component shifted from 79.2% of the Fund's net assets at the start of the Reporting Period to 97.1% of the Fund's net assets at the end of the Reporting Period.

- EVENT-DRIVEN STRATEGIES - Event-driven strategies are, in general, approaches that seek to anticipate certain events, such as mergers or corporate restructurings. The event-driven strategy as a whole was the weakest performing component of the Fund, though still generating solid single-digit positive returns during the Reporting Period. That said, the component had the least impact on the Fund's returns overall as it comprised the smallest allocation of Fund net assets during the Reporting Period. The component's positive performance was driven exclusively by its catalyst-driven sub-fund, Altima Global Special Situations Fund, L.P. ("Altima"). Altima performed best, benefiting from net long exposure to the emerging equity markets in general and the BRIC (Brazil, Russia, India and China) countries in particular. These emerging equity markets rebounded sharply during the Reporting Period, and the sub-fund was able to capture a portion of the strong returns generated by these equity markets. In contrast, the component's multi-strategy sub-fund--Perry Partners, L.P.--suffered from mark downs to less liquid equity-oriented positions. The Fund's allocation to event-driven strategies shifted over the Reporting Period from 6.6% of the Fund's net assets at the start of the Reporting Period to 6.2% of the Fund's net assets at the end of the Reporting Period.

- RELATIVE-VALUE STRATEGIES - Relative-value strategies are market-neutral investment strategies that seek to identify investments whose values are attractive, compared to similar securities, when risk, liquidity and return are taken into account. The relative-value strategies of the Fund, like the event-driven strategies, accounted for only a modest impact on the Fund's results given the moderate percentage of Fund net assets allocated to this component. That said, the relative-value component did generate the strongest positive returns during the Reporting Period. Within the component, the Fund's macro manager, Wexford Spectrum Fund I, L.P. ("Wexford"), benefited from tactical net long exposure to the equity markets, generating positive returns for the Reporting Period. Still, we redeemed Wexford by the end of the first half of the Reporting Period, redeploying assets into the long/short equity strategy component of the Fund. Petra Offshore Fund, L.P. ("Petra"), the Fund's structured credit manager, faced ongoing headwinds. Deteriorating credit markets left borrowers unable to service and repay loans, resulting in asset-value write-downs and liquidity issues for the sub-fund's portfolio of real estate investments. We brought the percentage of Fund net assets allocated to Petra down to virtually zero by the end of the first half of the Reporting Period, though we did not redeem this manager. Overall, the Fund's allocation to relative-value strategies shifted from 8.1% of the Fund's net assets at the start of the Reporting Period to 0.0% of the Fund's net assets by the end of September 2009. The Fund held only one worthless asset in relative-value strategies during the second half of the Reporting Period.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

STRATEGY AHEAD

By the end of the fiscal year, the equity market was exhibiting substantially lower market volatility and increased stock level dispersion compared to the first half of the Reporting Period. We expect such market conditions to persist and to create strong opportunities for alpha, or value, generation for those fundamentally-oriented managers in the Fund's portfolio. While overall gross and net exposures did not increase materially during the second half of the year, the Fund's underlying hedge fund managers in general maintained their bullish stance through fiscal year-end, primarily through increased long exposure and reduced short exposure to economically-sensitive sectors. The information technology sector remained the largest gross and net long exposure for the Fund's portfolio at the end of March 2010, but there was a broadening out of the portfolio through increases in exposures to the health care and financials sectors. At the end of the Reporting Period, exchange-traded fund ("ETF") hedges represented the largest net short exposure. Further, new allocations of capital were directed toward long-biased managers that have fundamentally-oriented bottom-up strategies.

All told, then, we believe the Fund was well positioned at the end of the Reporting Period with a mix of managers diversified by style, with both bottom-up fundamental investors and tactical traders, and by growth vs. value. The Fund was also more broadly diversified by sector and industry as the Reporting Period progressed. With all of the changes made during the Reporting Period, we believe the Fund's portfolio should be better positioned to capture a larger portion of equity market upside going forward, while maintaining appropriate downside protection.

We intend, of course, to continue to monitor and assess the merits of all managers and strategies employed in the Fund. As we seek additional managers for the Fund, we intend to focus on those with strong portfolio management and trading skills and those with a proven track record of successfully navigating volatile markets. We also intend to continue implementing strategies that may enhance the performance of the Fund while carefully examining current market cycles going forward.

Sincerely,

ROBECO INVESTMENT MANAGEMENT, INC.

* THE FUND COMMENCED INVESTMENT OPERATIONS ON JULY 1, 2006. THE PERFORMANCE AND PORTFOLIO HOLDINGS DISCUSSED HEREIN INCLUDE THE PAST PERFORMANCE AND PORTFOLIO HOLDINGS OF A PREDECESSOR FUND WITH THE SAME INVESTMENT OBJECTIVE AND STRATEGIES THAT TRANSFERRED ALL OF ITS ASSETS TO THE FUND ON JULY 1, 2006.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

(2) Exposure is the extent to which a hedge fund is vulnerable to changes in a given financial market and can be measured on a net or gross basis. Gross exposure is calculated by adding the percentage of the fund's equity invested in short sales to the percentage of its equity used for long positions. In both cases, the exposures often exceed 100% because they do not account for the use of leverage. Net exposure takes into account the benefits of offsetting long and short positions and is calculated by subtracting the percentage of the fund's equity capital invested in short sales from the percentage of its capital used for long positions. For example, if a fund is 125% long and 50% short, its net exposure would be 75%.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of PNC Alternative Strategies Master Fund LLC:

We have audited the accompanying statement of assets and liabilities of PNC Alternative Strategies Master Fund LLC (the "Fund"), including the schedule of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and financial highlights for the years ended March 31, 2010, 2009, and 2008 and for the period from May 10, 2006 (date of initial seeding) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2010, by correspondence with the custodian, investment managers, and general partners. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PNC Alternative Strategies Master Fund LLC as of March 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in underlying funds, valued at $18,517,974 (103.38% of total members' capital) as of March 31, 2010, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the investment managers or general partners of the underlying funds.

DELOITTE & TOUCHE LLP

Chicago, Illinois
May 28, 2010

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2010

           INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMETS

                                  (PIE CHART)

Long/Short - Variable Exposure   40%
Long/Short - Long-Biased         28%
Long/Short - Highly Hedged       19%
Event-Driven                      6%
Structured Credit                 0%
Cash Equivalent                   7%

                                                                                 % OF
                                                                               MEMBERS'
INVESTMENT FUNDS*                                      COST         VALUE       CAPITAL
-----------------                                  -----------   -----------   --------
LONG/SHORT - VARIABLE EXPOSURE
   Addison Clark Fund, L.P.                        $ 1,500,000   $ 1,555,821      8.69%
   Cadian Fund, L.P.**                               2,250,000     2,368,818     13.22
   Cobalt Partners, L.P.**                           2,062,528     2,289,500     12.78
   Criterion Institutional Partners, L.P.            1,424,740     1,856,708     10.37
                                                   -----------   -----------    ------
      Total Long/Short - Variable Exposure           7,237,268     8,070,847     45.06
LONG/SHORT - LONG-BIASED
   Broadway Gate Onshore Fund, L.P.                  1,300,000     1,361,394      7.60
   Clovis Capital Partners Institutional, L.P.**     1,743,952     2,127,841     11.88
   Harvey SMidCap, L.P.**                            1,533,682     2,088,115     11.66
                                                   -----------   -----------    ------
      Total Long/Short - Long-Biased                 4,577,634     5,577,350     31.14
LONG/SHORT - HIGHLY HEDGED
   Harvest Small Cap Partners Qualified L.P.         1,500,000     1,461,694      8.16
   Pennant Winward Fund, L.P.                        1,044,329     2,293,067     12.80
                                                   -----------   -----------    ------
      Total Long/Short - Highly Hedged               2,544,329     3,754,761     20.96
EVENT-DRIVEN
   Altima Global Special Situations Fund, L.P.         994,598     1,046,213      5.84
   Perry Partners, L.P.                                108,884        68,803      0.38
                                                   -----------   -----------    ------
      Total Event-Driven                             1,103,482     1,115,016      6.22
STRUCTURED CREDIT
   Petra Offshore Fund, L.P.***                      1,250,000             0      0.00
                                                   -----------   -----------    ------
      Total Structured Credit                        1,250,000             0      0.00
                                                   -----------   -----------    ------
Total Investment Funds                              16,712,713    18,517,974    103.38
                                                   -----------   -----------    ------
REGISTERED INVESTMENT COMPANY
   SEI Daily Income Trust Money Market
      Fund, Class A, 0.090%##                        1,304,208     1,304,208      7.28
                                                   -----------   -----------    ------
         Total Investments                         $18,016,921   $19,822,182    110.66%
                                                   ===========   ===========    ======

* All Investment Funds are non-income producing. See Note 4 for additional information on liquidity of Investment Funds.

**   Fund investment fully or partially segregated to cover tender offers.

*** This Investment Fund has been fair valued by the Fund's Pricing Committee in accordance with procedures approved by the Board of Directors.

##   Rate shown is the 7-day effective yield as of March 31, 2010.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2010

As of March 31, 2010, the value of PNC Alternative Strategies Master Fund LLC's (the "Master Fund") investments by country as a percentage of members' capital is as follows:

COUNTRY                       COST         VALUE
-------                   -----------   -----------
United States - 110.66%   $18,016,921   $19,822,182
                          -----------   -----------
                          $18,016,921   $19,822,182
                          ===========   ===========

The aggregate cost of investments for tax purposes is expected to be similar to book cost of $18,016,921. Net unrealized appreciation on investments for tax purposes was $1,805,261 consisting of $3,133,648 of gross unrealized appreciation and $1,328,387 of gross unrealized depreciation.

The investments in Investment Funds shown on the previous page, representing 103.38% of members' capital, have been fair valued in accordance with procedures established by the Board of Directors.

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2010

ASSETS
Investment Funds, at value (cost $16,712,713)                              $18,517,974
Investment in registered investment company, at value (cost $1,304,208)*     1,304,208
Receivable from fund investments sold                                        2,756,203
Receivable from Manager                                                         33,073
Prepaid expenses                                                                11,690
Dividend income receivable                                                          93
Other receivable                                                                35,013
                                                                           -----------
   Total assets                                                             22,658,254
                                                                           -----------
LIABILITIES
Due to feeder funds for tender offers                                        4,600,000
Management fee payable                                                          70,197
Administration fee payable                                                      21,200
Directors' fees payable                                                          7,444
Chief Compliance Officer fees payable                                              389
Deferred compensation                                                            2,584
Other accrued expenses                                                          44,398
                                                                           -----------
   Total liabilities                                                         4,746,212
                                                                           -----------
   Net assets                                                              $17,912,042
                                                                           ===========
MEMBERS' CAPITAL
Capital                                                                      8,325,295
Accumulated net investment loss                                             (3,126,050)
Accumulated net realized gain on investments                                10,907,536
Net unrealized appreciation on investments                                   1,805,261
                                                                           -----------
   Members' capital                                                        $17,912,042
                                                                           ===========

*    See Note 2G in Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2010

INVESTMENT INCOME
Dividend income                                              $    4,329
                                                             ----------
OPERATING EXPENSES
Management fees                                                 370,731
Directors' fees                                                  62,557
Administration fees                                              55,198
Chief Compliance Officer fees                                    11,075
Audit fees                                                       55,799
Legal fees                                                       38,397
Tax expense                                                      10,152
Line of credit facility fees                                      9,375
Printing fees                                                     8,552
Custodian fees                                                    8,470
Interest expense                                                    378
Other expenses                                                   23,923
                                                             ----------
   Operating expenses                                           654,607
                                                             ----------
   Net investment loss                                         (650,278)
                                                             ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                              2,015,186
Net change in unrealized appreciation on investments          1,212,246
                                                             ----------
   Net realized and unrealized gain on investments            3,227,432
                                                             ----------
Net increase in members' capital from operating activities   $2,577,154
                                                             ==========

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

FOR THE YEAR ENDED MARCH 31, 2009
FROM OPERATING ACTIVITIES
Net investment loss                     $   (828,583)
Net realized gain on investments           1,872,548
Net change in unrealized appreciation
   on investments                         (7,157,984)
                                        ------------
   Net decrease in members' capital
      from operating activities           (6,114,109)
                                        ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests             575,636
Costs of Interests repurchased           (10,858,843)
                                        ------------
   Net decrease in members' capital
      from capital transactions          (10,283,207)
                                        ------------
MEMBERS' CAPITAL
Balance at beginning of year              43,098,547
                                        ------------
Balance at end of year                  $ 26,701,231
                                        ============
FOR THE YEAR ENDED MARCH 31, 2010
FROM OPERATING ACTIVITIES
Net investment loss                     $   (650,278)
Net realized gain on investments           2,015,186
Net change in unrealized appreciation
   on investments                          1,212,246
                                        ------------
   Net increase in members' capital
      from operating activities            2,577,154
                                        ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests             399,093
Costs of Interests repurchased           (11,765,436)
                                        ------------
   Net decrease in members' capital
      from capital transactions          (11,366,343)
                                        ------------
MEMBERS' CAPITAL
Balance at beginning of year              26,701,231
                                        ------------
Balance at end of year                  $ 17,912,042
                                        ============

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital from operating activities                            $  2,577,154
Adjustments to reconcile net increase in members' capital from operating activities to net cash provided by operating activities
   Net change in unrealized appreciation on investments                                 (1,212,246)
   Net realized gain on investments                                                     (2,015,186)
   Purchases of investments                                                             (7,400,000)
   Proceeds from the sale of investments                                                17,986,770
   Net sales of short-term investments                                                      85,430
   Decrease in fund investments made in advance                                          2,000,000
   Increase in receivable from Manager                                                     (33,073)
   Decrease in dividend income receivable                                                    1,504
   Increase in other receivable                                                            (35,013)
   Decrease in prepaid expenses                                                              2,200
   Increase in management fee payable                                                        2,782
   Decrease in administration fee payable                                                  (15,978)
   Decrease in Chief Compliance Officer fees payable                                          (454)
   Increase in deferred compensation                                                         2,584
   Increase in Directors' fees payable                                                       4,980
   Increase in other accrued expenses                                                       14,889
                                                                                      ------------
      Net cash provided by operating activities                                         11,966,343
                                                                                      ------------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                                           399,093
Costs of Interests repurchased                                                         (12,365,436)
Proceeds from line of credit                                                               800,000
Repayment on line of credit                                                               (800,000)
                                                                                      ------------
      Net cash used in financing activities                                            (11,966,343)
                                                                                      ------------
      Net change in cash and cash equivalents                                                   --
CASH AND CASH EQUIVALENTS
Beginning of year                                                                               --
                                                                                      ------------
End of year                                                                           $         --
                                                                                      ============
SUPPLEMENTAL INFORMATION:
Interest paid on line of credit*                                                      $        378
                                                                                      ============

*    See Note 9 in Notes to Financial Statements

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
FINANCIAL HIGHLIGHTS

                                          YEAR       YEAR       YEAR       PERIOD
                                          ENDED      ENDED      ENDED      ENDED
                                          MARCH      MARCH      MARCH    MARCH 31,
                                        31, 2010   31, 2009   31, 2008     2007+
                                        --------   --------   --------   ---------
Total return (1)                            9.62%    (14.45)%     0.76%      7.84%
Members' capital, end of year (000's)    $17,912    $26,701    $43,099    $50,659
RATIOS TO AVERAGE NET ASSETS
   Net investment loss                     (2.39)%    (2.09)%    (1.71)%    (1.87)%(3)
   Net operating expenses (2)               2.41%      2.21%      1.85%      1.97%(3)
Portfolio turnover                         30.21%     15.23%     22.16%     17.52%(4)

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all Members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio is calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to a member's capital may vary from these ratios based on the timing of capital transactions.

(3)  Annualized.

(4)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

1.   ORGANIZATION

     PNC Alternative Strategies Master Fund LLC (the "Master Fund"), is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $51,454,186 (comprised of $50,405,002 of fund investments, $936,182 of cash, $108,658 of receivable from fund investments sold, and $4,344 of dividends receivable) from PNC Alternative Strategies Fund LLC on July 1, 2006. Unrealized appreciation of $8,396,715 was included in the transfer. The Master Fund is a "master" fund within a "master-feeder" structure. Within this structure, one or more feeder funds (the "Members") invest all or substantially all of their investable assets in a master fund. The feeder funds' investment objectives are substantially the same as those of the Master Fund.

     The Master Fund's investment objective is to seek attractive risk-adjusted rates of return with a risk profile that is significantly lower than that of traditional "long only" small-capitalization market exposure principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies with a small-capitalization focus. In order to effectuate this strategy, the Master Fund will invest principally in Investment Funds whose investments have a median market capitalization of $5 billion or less. Alternative investment strategies allow the Investment Managers the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as "alternative investment strategies" in contrast to the investment programs of "traditional" registered investment companies, such as mutual funds.

     The Master Fund's Board of Directors (the "Board") has overall responsibility for the oversight of management and business operations of the Master Fund on behalf of the members. The Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

     Prior to September 29, 2009, PNC Capital Advisors, Inc. served as investment manager of the Master Fund. On September 29, 2009, the predecessor investment manager to the Master Fund, PNC Capital Advisors, Inc., merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC (the "Manager"), a Delaware limited liability company (the "Merger"). The Manager and its predecessors, PNC Capital Advisors, Inc. and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC"). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Manager. The Merger resulted in an "assignment," as that term is defined in the 1940 Act, of the investment management agreements with PNC Capital's predecessor that were in effect prior to the merger. As a result, those agreements automatically terminated in accordance with their terms. The Manager continued to provide investment management services to the Master Fund under an interim investment management agreement (the "Interim Investment Management Agreement") approved by the Board of Directors, from September 29, 2009 through January 22, 2010, when the Members approved the new investment management agreement. The Manager oversees the management of the day-to-day operations of the Master Fund under the supervision of the Master Fund's Board of Directors.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Robeco Investment Management, Inc. (formerly, Robeco-Sage Capital Management, LLC), the "Adviser". The Adviser is registered as an investment adviser under the Advisers Act.

     Generally, initial and additional subscriptions for limited liability company interests ("Interests") by eligible Members may be accepted at such times as the Master Fund may determine. The Master Fund reserves the right to reject any subscriptions for Interests in the Master Fund. The Master Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Master Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The following is a summary of the significant accounting policies followed by the Master Fund:

     A.   RECENT ACCOUNTING DEVELOPMENTS

          INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT). In September 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent"). ASU No. 2009-12 provides guidance about using net asset value to measure the fair value of investments in certain Investment Funds and requires additional disclosures about investments in Investment Funds. The Master Fund adopted ASU No. 2009-12 as of December 31, 2009. Since the Master Fund's current fair value measurement policies are consistent with ASU No. 2009-12, adoption did not affect the Master Fund's financial condition, results of operations or cash flows.

          IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. In January 2010, the FASB issued ASU No 2010-06 which provides amendments to Fair Value Measurements and Disclosures (Topic 820). This guidance requires new disclosures, and also clarifies existing disclosures. The new disclosures relate to the transfers in and out of Level 1 and Level 2 assets, and disclosures about purchases, sales, issuance and settlements in the roll-forward of activity in Level 3 assets. The guidance also clarifies existing disclosures regarding the level of disaggregation, inputs and valuation techniques. The new disclosures and clarification of existing disclosures are effective for annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuance, and settlements in the roll-forward of activity in Level 3 assets, which are effective for fiscal years beginning after December 15, 2010. The Master Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-06.

     B.   PORTFOLIO VALUATION

          The net asset value (assets less liabilities, including accrued fees and expenses) of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     C.   INVESTMENT VALUATION

          The Master Fund's investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of investments in Investment Funds, as of each month-end ordinarily is the value determined as of such month-end for each Investment Fund in accordance with each Investment Fund's valuation policies and reported at the time of the Master Fund's valuation. As a general matter, the fair value of the Master Fund's interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund's ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund's interests in the Investment Fund, the Master Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

          Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

          In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The three levels of the fair value hierarchy under ASC 820 are described below:

          -    Level 1 - Unadjusted quoted prices in active markets for
                         identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

          -    Level 2 - Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          -    Level 3 - Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

          As required by ASC 820, investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Master Fund's investments have been classified, the Master Fund has assessed factors including, but not limited to price transparency, the ability to redeem at net asset value at the measurement date and the existence or absence of certain restrictions at the measurement date. In accordance with ASU No. 2009-12, if the Master Fund has the ability to redeem from the investment at the measurement date or in the near-term at net asset value, the investment is classified as a Level 2 fair value measurement. Alternatively, if the Master Fund will never have the ability to redeem from the investment or is restricted from redeeming for an uncertain or extended period of time from the measurement date, the investment is classified as a Level 3 fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Fund's investments are measured at March 31, 2010:

Investments by investment strategy           Level 1      Level 2       Level 3        Total
----------------------------------         ----------   -----------   -----------   -----------
Long/Short - Variable Exposure             $       --   $ 2,289,500    $5,781,347   $ 8,070,847
Long/Short - Long Biased                           --     4,215,956     1,361,394     5,577,350
Long/Short - High Hedged                           --     3,754,761            --     3,754,761
Event Driven                                       --            --     1,115,016     1,115,016
Short-Term Investments                      1,304,208            --            --     1,304,208
                                           ----------   -----------    ----------   -----------
Total investments by Investment Strategy   $1,304,208   $10,260,217    $8,257,757   $19,822,182
                                           ==========   ===========    ==========   ===========

          The following table summarizes the changes in fair value of the Master Fund's Level 3 investments for the year ended March 31, 2010. The "Net Level 3 transfers in/(out)" shown in the reconciliation below reflect the adoption of ASU No. 2009-12, which resulted in the transfer of certain investments from Level 3 to Level 2.

                                                                          Net change in
                                             Beginning                     unrealized                                      Ending
                                           balance as of                  appreciation/                    Net Level 3   balance as
                                             March 31,       Realized    (depreciation)   Net purchase/     transfers     of March
Investments by Investment Strategy              2009       gain/(loss)   on investments       sales         in/(out)      31, 2010
----------------------------------         -------------   -----------   --------------   -------------   ------------   ----------
Long/Short - Variable
   Exposure                                 $ 12,727,053    $  542,759     $  782,177      $(4,063,038)   $ (4,207,604)  $5,781,347
Long/Short - Long Biased                       5,316,049       374,927        794,196         (550,000)     (4,573,778)   1,361,394
Long/Short - Highly Hedged                     3,105,945       396,785       (319,950)         547,543      (3,730,323)          --
Macro                                          1,927,818       423,891         50,873       (2,402,582)             --           --
Event-Driven                                   1,749,747        23,650         91,619         (750,000)             --    1,115,016
Structured Credit                                228,974            --       (228,974)              --              --           --
                                            ------------    ----------     ----------      -----------    ------------   ----------
Total investments by Investment Strategy    $ 25,055,586    $1,762,012     $1,169,941      $(7,218,077)   $(12,511,705)  $8,257,757
                                            ============    ==========     ==========      ===========    ============   ==========

                                                            Long/Short -
                                                              Variable     Long/Short -
                                                              Exposure      Long Biased   Event-Driven
                                                            ------------   ------------   ------------
Changes in unrealized gains/(losses) included in earnings
   related to securities still held at reporting date         $684,361        $61,394        $91,619

          For the year ended March 31, 2010, there have been no significant changes to the Master Fund's fair valuation methodologies. The Master Fund did not hold any investments with unfunded commitments on March 31, 2010.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     D.   INCOME RECOGNITION AND SECURITY TRANSACTIONS

          Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund.

          Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

     E.   FUND EXPENSES

          The Master Fund bears all expenses incurred in its business. The expenses of the Master Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund's account; legal fees; administrative fees; auditing fees; custodial fees; costs of insurance; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The Master Fund allocates the expenses it incurs to its Members. In addition, the Master Fund pays the expense allocated to, and incurred by, the Members and is reimbursed by the Members through the redemption of Interests by the Members.

          The managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund's investment and an incentive or performance fee based upon the Master Fund's share of net profits in the Investment Fund. For the year ended March 31, 2010, allocations/fees for these services ranged from 1.0% to 2.0% annually for management fees and were 20% annually for the performance or incentive allocations.

     F.   INCOME TAXES

          The Master Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Each Member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2007, 2008 and 2009 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Master Fund is subject to other filing requirements.

          On behalf of non-U.S. Members, the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.

     G.   INVESTMENT IN REGISTERED INVESTMENT COMPANY

          The Master Fund invests in a registered investment company, SEI Daily Income Trust Money Market Fund, for cash management purposes. At March 31, 2010, this investment consisted of 1,304,208 shares which amounted to 7.3% of members' capital.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     H.   SEGREGATED INVESTMENTS

          Certain investments have been segregated to finance the repurchase on Interests from tender offers.

     I.   CAPITAL ACCOUNTS

          Net profits or net losses of the Master Fund for each fiscal period will be allocated to the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages of the Master Fund. Net profits or net losses will be measured as the net change in the value of members' capital of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

     J.   USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Master Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.   RELATED PARTY TRANSACTIONS

     A.   MANAGEMENT FEE

          The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the net asset value of the Master Fund as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.

     B.   FEES EARNED UNDER THE INTERIM INVESTMENT MANAGEMENT AGREEMENT

          Under the Interim Investment Management Agreement, the management fees earned by the Manager for services provided during September 29, 2009 to January 22, 2010 were being held in an interest bearing escrow account. A majority of the feeder funds' outstanding voting securities approved the new investment management agreement dated January 22, 2010, and as a result the amount in the escrow account for the Master Fund (including any interest earned) was paid to the Manager.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     C.   ADMINISTRATION AND OTHER FEES

          The Master Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.20% of members' capital of the Master Fund. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Master Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

          SEI Private Trust Company serves as custodian for the Master Fund's assets.

     D.   BOARD FEES

          Prior to February 18, 2010, each Board member received an annual retainer of $6,500 plus a fee for each meeting attended. In addition, each Board member received $500 plus expenses for special or telephonic meetings. The Chairman of the Board received an additional annual fee of $3,333.

          Effective February 18, 2010, each Board member receives an annual retainer of $6,333 plus a fee for each meeting attended, as well as a $500 fee for special or telephonic meetings. The Co-Chairmen of the Board also receive an additional annual fee of $3,000. The Master Fund also reimburses all Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Master Fund for the year ended March 31, 2010 were $62,557.

          Directors who receive fees are eligible for participation in the Master Fund's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan, which became effective January 1, 2010, allows each eligible Director to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

4.   CONCENTRATION OF RISK

     The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value. Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     The following table summarizes the liquidity provisions related to the Company's investments in Investment Funds by investment strategy at March 31, 2010:

                                                                                           Estimated
                                                                                            Remaining
                                                                             Redemption      Holding
Investment Funds by Investment Strategy   Fair Value   Redemption Period   Notice Period    Period(2)
---------------------------------------   ----------   -----------------   -------------   ----------
LONG/SHORT - VARIABLE EXPOSURE(A)
   Unrestricted                           $2,289,500     Semi-annually         60 days        None
   Restricted (1)                          5,781,347       Quarterly         45-60 days    4-6 months
LONG/SHORT - LONG-BIASED(B)
   Unrestricted                            4,215,956       Quarterly           45 days        None
   Restricted (1)                          1,361,394       Quarterly           60 days      9 months
LONG/SHORT - HIGHLY HEDGED(C)
   Unrestricted                            3,754,761   Monthly-Quarterly     60-90 days       None
EVENT-DRIVEN(D)
   Restricted (1)                          1,115,016        Monthly            62 days       Unknown
STRUCTURED CREDIT(E)
   Restricted (1)                                  0          N/A                N/A         Unknown

(1) As of March 31, 2010, certain Investment Funds have notified the Company of certain restrictions on liquidity which may include side pocket investments, suspended redemptions, gates or restrictions from redeeming for an extended period of time from the measurement date or other restrictions. Certain other Investment Funds have redemption terms which inhibit liquidity for a period greater than 90 days.

(2) Represents remaining holding period of locked-up Investment Funds or estimated remaining restriction period for illiquid investments such as side pockets, gates and suspended redemptions.

(A) In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers' stock picking ability, on both the long and the short side, is a key to the success of these Portfolio Funds. A manager who runs a variable exposure is said to have the flexibility of being net long or short within a range of around plus/minus 25%, based on the manager's opportunity set. Cadian Fund, L.P., listed within this category, is a gated fund. This gate was imposed at the subscription date of the investment, which was June 1, 2008.

(B) In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. A long-biased approach tends to hold considerably more long positions than short positions.

(C) In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. A highly hedged strategy is where a manager is typically net long exposure to the market but in a tight range of about 20-30%.

(D) In Event-Driven funds, Portfolio Managers use an approach that seeks to anticipate certain events, such as mergers or corporate restructurings. Such funds, which include risk-arbitrage vehicles and entities that buy distressed securities, typically employ medium-term holding periods and experience moderate volatility.

(E) In Structured Credit funds, Portfolio Managers typically originate loans directly to a company. These loans are typically senior within the capital structure and are collateralized by the company's assets. The Portfolio Manager is usually the "lender of last resort" and will lend at terms that are beneficial to the Portfolio Fund.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

5.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

6.   GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

     In the normal course of business the Master Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Master Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, the Master Fund expects the risk of loss to be remote.

7.   INVESTMENT TRANSACTIONS

     For the year ended March 31, 2010, the aggregate purchases and sales of investments (excluding short-term securities) were $5,400,000 and $17,986,770, respectively.

8.   TENDER OFFERS

     On November 24, 2008, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at March 31, 2009. Tenders with a value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment of $2,600,000 on April 30, 2009.

     On February 24, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2009. Tenders with a value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment of $2,600,000 on August 3, 2009.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     On May 27, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at September 30, 2009. Tenders with a value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment of $2,600,000 on October 28, 2009.

     On August 28, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at December 31, 2009. However, pursuant to the terms and conditions set forth in the Offer, the Master Fund elected to accept tenders with a value in the amount of $4,147,547 were received and accepted by the Master Fund from Members. Members received a payment of $4,147,547 on February 1, 2010.

     On November 25, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at March 31, 2010. Tenders with a value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment of $2,600,000 on May 5, 2010.

     On February 26, 2010, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2010. Tenders with an estimated value in the amount of $2,000,000 were received and accepted by the Master Fund from Members. Members are entitled to receive an estimated payment of $2,000,000 on or about 30 days after June 30, 2010.

9.   LINE OF CREDIT

     The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays a facility fee to Boston Private Bank & Trust Company equal to one quarter of one percent of the amount of the facility. For the year ended March 31, 2010, the Master Fund had borrowings of $800,000 over a period of 4 days at an interest rate 4.25%. As of March 31, 2010, there were no borrowings outstanding.

10.  SUBMISSION OF MATTERS TO A VOTE OF MEMBERS (UNAUDITED)

     The PNC Alternative Strategies Fund LLC (the "Fund") and the PNC Alternative Strategies TEDI Fund LLC (the "TEDI Fund") operate as feeder funds in a master-feeder arrangement with the Master Fund. As a result the Fund and the TEDI Fund are the voting members of the Master Fund. Pursuant to the requirements of the 1940 Act, the Fund's and the TEDI Fund's voting rights with respect to the Master Fund's interests that they hold must be passed through to the Fund's and TEDI Fund's own members. Therefore, the following voting results of the Fund's and TEDI Fund's members on the matters indicated below are applicable to the Master Fund:

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     ELECTION OF DIRECTORS

     At a Special Meeting of Members held on January 22, 2010, Members of the Fund and TEDI Fund elected five (5) Directors to the Board of Directors. The voting results were as detailed below:

                    INTERESTS   INTERESTS   INTERESTS
NOMINEE                FOR       AGAINST    ABSTAINED
-------             ---------   ---------   ---------
Dorothy A. Berry     100.00%      0.00%       0.00%
Kelley J. Brennan    100.00%      0.00%       0.00%
Dale C. LaPorte      100.00%      0.00%       0.00%
Richard W. Furst     100.00%      0.00%       0.00%
Robert D. Neary      100.00%      0.00%       0.00%

     APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

     Through the merger of National City Corporation into PNC on December 31, 2008, PNC acquired Allegiant, and subsequently on September 29, 2009 the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant were consolidated to form the Manager. The Merger resulted in an "assignment", as the term is defined in the 1940 Act, of the investment management agreements with PNC Capital Advisors, Inc. that were in effect prior to the Merger. As a result, those agreements automatically terminated in accordance with their terms. In anticipation of the Merger, at a regular meeting held on August 11, 2009, the Directors of the Master Fund, Fund and TEDI Fund, including a majority of the Directors who are not "interested persons" (the "Independent Directors"), met in person and voted to approve Interim Investment Management Agreements and new investment management agreements between the Manager and the Funds in order for the Manager to continue to serve as investment manager, in the event the Merger occurred prior to Member approval of new investment management agreements. For information about the Board's deliberations and the reasons for its recommendation, see "Board Approval of Investment Management and Advisory Agreements" in the Fund's September 30, 2009 Semi-Annual Report.

     At a Special Meeting of Members held on January 22, 2010, Members of the Fund and TEDI Fund approved new investment management agreements with PNC Capital Advisors, LLC. The voting results were as detailed below:

                                           INTERESTS   INTERESTS   INTERESTS
FUND                                          FOR       AGAINST    ABSTAINED
----                                       ---------   ---------   ---------
PNC Alternative Strategies Fund LLC         100.00%      0.00%       0.00%
PNC Alternative Strategies TEDI Fund LLC    100.00%      0.00%       0.00%

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

11.  SUBSEQUENT EVENTS

     The Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of March 31, 2010. However, the following are details relating to subsequent events that occurred since March 31, 2010 through May 31, 2010.

     As of May 31, 2010, SEI will no longer provide sub-administration services and SEI Private Trust Company will no longer provide custody and escrow agent services for the Master Fund. Effective June 1, 2010, PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PNC Bank, N.A. will serve as sub-administrator, custodian and escrow agent, respectively, for the Master Fund.

     On April 26, 2010, the Board approved the termination of Kramer Levin Naftalis & Frankel LLP and K&L Gates LLP as counsel to the Master Fund and counsel to the independent directors, respectively. Effective April 27, 2010, Ropes & Gray LLP and Sutherland Asbill & Brennan LLP assumed the responsibilities as counsel to the Master Fund and counsel to the independent directors, respectively.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

The business and affairs of the Master Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Master Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Master Fund is set forth below. Each Director serves for an indefinite term until either (1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Master Fund's Limited Liability Agreement. The Directors are not "interested persons" as defined in the 1940 Act. Mr. Murphy and Mr. Neary serve as Co-Chairmen of the Board of Directors of the Master Fund. The address of each Director and officer is c/o PNC Alternative Strategies Master Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

NAME, DATE OF BIRTH                               PRINCIPAL OCCUPATION(S) DURING   OTHER DIRECTORSHIPS HELD BY DIRECTOR
AND AGE                   LENGTH OF TIME SERVED            PAST 5 YEARS                   DURING PAST 5 YEARS(1)
-------------------       ---------------------   ------------------------------   ------------------------------------
John R. Murphy            Since 2002              Vice-Chairman, National          Director, Omnicom Group, Inc. (media
Date of Birth: 1/7/34                             Geographic Society, March 1998   and marketing); Director, Sirsi
Age: 76                                           to present; Managing Partner,    Dynix (technology); Director, PNC
                                                  Rock Solid Holdings, 2009 to     Funds, PNC Advantage Funds, PNC
                                                  present.                         Alternative Strategies Fund LLC, PNC
                                                                                   Alternative Strategies TEDI Fund
                                                                                   LLC, PNC Absolute Return Master Fund
                                                                                   LLC, PNC Absolute Return Fund LLC,
                                                                                   PNC Absolute Return TEDI Fund LLC,
                                                                                   PNC Long-Short Master Fund LLC, PNC
                                                                                   Long-Short Fund LLC, PNC Long-Short
                                                                                   TEDI Fund LLC (each a registered
                                                                                   investment company)

Robert D. Neary           Since 2010              Retired; Co-Chairman of Ernst    Director, Strategic Distribution,
Date of Birth: 9/30/33                            & Young LLP (an accounting       Inc. (sales and management of
Age: 76                                           firm), 1984 - 1993.              maintenance supplies) until March
                                                                                   2007; Director, Commercial Metals
                                                                                   Company; Director, PNC Funds, PNC
                                                                                   Advantage Funds, PNC Alternative
                                                                                   Strategies Fund LLC, PNC Alternative
                                                                                   Strategies TEDI Fund LLC, PNC
                                                                                   Absolute Return Master Fund LLC, PNC
                                                                                   Absolute Return Fund LLC, PNC
                                                                                   Absolute Return TEDI Fund LLC, PNC
                                                                                   Long-Short Master Fund LLC, PNC
                                                                                   Long-Short Fund LLC, PNC Long-Short
                                                                                   TEDI Fund LLC (each a registered
                                                                                   investment company)

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

NAME, DATE OF BIRTH                               PRINCIPAL OCCUPATION(S) DURING   OTHER DIRECTORSHIPS HELD BY DIRECTOR
AND AGE                   LENGTH OF TIME SERVED            PAST 5 YEARS                   DURING PAST 5 YEARS(1)
-------------------       ---------------------   ------------------------------   ------------------------------------
Dorothy A. Berry          Since 2010              President, Talon Industries,     Chairman and Director,
Date of Birth: 9/12/43                            Inc. (administrative,            Professionally Managed Portfolios;
Age: 66                                           management and business          Director, PNC Funds, PNC Advantage
                                                  consulting), since 1986.         Funds, PNC Alternative Strategies
                                                                                   Fund LLC, PNC Alternative Strategies
                                                                                   TEDI Fund LLC, PNC Absolute Return
                                                                                   Master Fund LLC, PNC Absolute Return
                                                                                   Fund LLC, PNC Absolute Return TEDI
                                                                                   Fund LLC, PNC Long-Short Master Fund
                                                                                   LLC, PNC Long-Short Fund LLC, PNC
                                                                                   Long-Short TEDI Fund LLC (each a
                                                                                   registered investment company)

Kelley J. Brennan         Since 2010              Retired; Partner,                Director, PNC Funds, PNC Advantage
Date of Birth: 7/7/42                             PricewaterhouseCoopers LLP (an   Funds, PNC Alternative Strategies
Age: 67                                           accounting firm), 1981 - 2002.   Fund LLC, PNC Alternative Strategies
                                                                                   TEDI Fund LLC, PNC Absolute Return
                                                                                   Master Fund LLC, PNC Absolute Return
                                                                                   Fund LLC, PNC Absolute Return TEDI
                                                                                   Fund LLC, PNC Long-Short Master Fund
                                                                                   LLC, PNC Long-Short Fund LLC, PNC
                                                                                   Long-Short TEDI Fund LLC (each a
                                                                                   registered investment company)

Richard W. Furst          Since 2010              Consultant and Private           Director, Central Bank & Trust Co.;
Date of Birth: 9/13/38                            Investor, Dean Emeritus and      Director, Central Bancshares;
Age: 71                                           Garvice D. Kincaid Professor     Director, PNC Funds, PNC Advantage
                                                  of Finance (Emeritus), Gatton    Funds, PNC Alternative Strategies
                                                  College of Business and          Fund LLC, PNC Alternative Strategies
                                                  Economics, University of         TEDI Fund LLC, PNC Absolute Return
                                                  Kentucky, since 2003.            Master Fund LLC, PNC Absolute Return
                                                                                   Fund LLC, PNC Absolute Return TEDI
                                                                                   Fund LLC, PNC Long-Short Master Fund
                                                                                   LLC, PNC Long-Short Fund LLC, PNC
                                                                                   Long-Short TEDI Fund LLC (each a
                                                                                   registered investment company)

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

NAME, DATE OF BIRTH                               PRINCIPAL OCCUPATION(S) DURING   OTHER DIRECTORSHIPS HELD BY DIRECTOR
AND AGE                   LENGTH OF TIME SERVED            PAST 5 YEARS                   DURING PAST 5 YEARS(1)
-------------------       ---------------------   ------------------------------   ------------------------------------
Dale C. LaPorte           Since 2010              Retired; Senior Vice President   Director, Invacare Corporation;
Date of Birth: 1/04/42                            and General Counsel, Invacare    Director, PNC Funds, PNC Advantage
Age: 68                                           Corporation (manufacturer of     Funds, PNC Alternative Strategies
                                                  healthcare products), December   Fund LLC, PNC Alternative Strategies
                                                  2005 - 2008; Partner, 1974 -     TEDI Fund LLC, PNC Absolute Return
                                                  2005 and Chairman of Executive   Master Fund LLC, PNC Absolute Return
                                                  Committee, 2000 - 2004, of       Fund LLC, PNC Absolute Return TEDI
                                                  Calfee, Halter & Griswold LLP    Fund LLC, PNC Long-Short Master Fund
                                                  (law firm).                      LLC, PNC Long-Short Fund LLC, PNC
                                                                                   Long-Short TEDI Fund LLC (each a
                                                                                   registered investment company)

L. White Matthews, III    Since 2003              Retired since 2001; Chairman     Director, Matrixx Initiatives, Inc.
Date of Birth: 10/5/45                            and Director, Ceridian           (pharmaceuticals); Director, Imation
Age: 64                                           Corporation (payroll and human   Corp. (data storage products);
                                                  resources services), 2003 to     Director, PNC Funds, PNC Advantage
                                                  2007; Director and Chairman of   Funds, PNC Alternative Strategies
                                                  the Board of Constar             Fund LLC, PNC Alternative Strategies
                                                  International Inc. (bottles      TEDI Fund LLC, PNC Absolute Return
                                                  and packaging manufacturer),     Master Fund LLC, PNC Absolute Return
                                                  2009 to present.                 Fund LLC, PNC Absolute Return TEDI
                                                                                   Fund LLC, PNC Long-Short Master Fund
                                                                                   LLC, PNC Long-Short Fund LLC, PNC
                                                                                   Long-Short TEDI Fund LLC (each a
                                                                                   registered investment company)

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

NAME, DATE OF BIRTH                               PRINCIPAL OCCUPATION(S) DURING   OTHER DIRECTORSHIPS HELD BY DIRECTOR
AND AGE                   LENGTH OF TIME SERVED            PAST 5 YEARS                   DURING PAST 5 YEARS(1)
-------------------       ---------------------   ------------------------------   ------------------------------------
Edward D. Miller, Jr.     Since 2002              Dean and Chief Executive         Director, Care Fusion (health care
Date of Birth: 2/1/43                             Officer, Johns Hopkins           devices); Director, PNC Funds, PNC
Age: 67                                           Medicine, January 1997 to        Advantage Funds, PNC Alternative
                                                  present.                         Strategies Fund LLC, PNC Alternative
                                                                                   Strategies TEDI Fund LLC, PNC
                                                                                   Absolute Return Master Fund LLC, PNC
                                                                                   Absolute Return Fund LLC, PNC
                                                                                   Absolute Return TEDI Fund LLC, PNC
                                                                                   Long-Short Master Fund LLC, PNC
                                                                                   Long-Short Fund LLC, PNC Long-Short
                                                                                   TEDI Fund LLC (each a registered
                                                                                   investment company)

(1.) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act. The Master Fund is part of a "Fund Complex" that is comprised of 10 other registered investment companies which are included in this column for each Director. The total number of portfolios in the Fund Complex overseen by each of the Directors is 36.

OFFICERS OF THE MASTER FUND

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Master Fund's officers who are not Directors.

NAME, ADDRESS, DATE OF    POSITION HELD WITH
BIRTH AND AGE                MASTER FUND       LENGTH OF TIME SERVED   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------    ------------------   ---------------------   -------------------------------------------
Kevin A. McCreadie        President            Since 2004              President and Chief Executive Officer, PNC
Two Hopkins Plaza,                                                     Capital Advisors, LLC (formerly PNC Capital
4th Floor                                                              Advisors, Inc.) since March 2004; Chief
Baltimore, MD 21201                                                    Investment Officer of PNC Capital Advisors,
Date of Birth: 8/14/60                                                 LLC since 2002; Chief Investment Officer of
Age: 49                                                                PNC Asset Management Group since 2007;
                                                                       Executive Vice President of PNC Bank, N.A.
                                                                       since 2007; Partner of Brown Investment
                                                                       Advisory & Trust Company, 1999-2002.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

NAME, ADDRESS, DATE OF    POSITION HELD WITH
BIRTH AND AGE                MASTER FUND       LENGTH OF TIME SERVED   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------    ------------------   ---------------------   -------------------------------------------
Jennifer E. Spratley      Vice President and   Since March 2008 and    Managing Director and Head of Fund
Two Hopkins Plaza,        Treasurer            September 2007,         Administration, PNC Capital Advisors, LLC
4th Floor                                      respectively            (formerly PNC Capital Advisors, Inc.) since
Baltimore, MD 21201                                                    2007; Treasurer, PNC Capital Advisors,
Date of Birth: 2/13/69                                                 Inc., September 2007 - September 2009; Unit
Age: 41                                                                Leader, Fund Accounting and Administration,
                                                                       SEI Investments Global Funds Services 2005
                                                                       to 2007; Fund Accounting Director, SEI
                                                                       Investments Global Funds Services 1999 to
                                                                       2007.

George L. Stevens         Assistant Vice       Since 2008              Director - CCO Services, Beacon Hill Fund
Beacon Hill Fund          President and                                Services, Inc. (distributor services, chief
Services, Inc.            Chief Compliance                             compliance officer services and/or chief
4041 N. High Street       Officer                                      financial officer services) since 2008;
Columbus, Ohio 43214                                                   Vice President, Citi Fund Services Ohio,
Date of Birth: 2/10/51                                                 Inc. 1995-2008.
Age: 59

Jennifer Vollmer          Secretary            Since 2002              Senior Counsel, PNC since 2007; Secretary,
The PNC Financial                                                      PNC Capital Advisors, LLC (formerly, PNC
Services Group, Inc.                                                   Capital Advisors, Inc.), since 2001.
1600 Market Street,
28th Floor
Philadelphia, PA 19103
Date of Birth: 12/30/71
Age: 38

Savonne L. Ferguson       Assistant            Since 2004              Vice President and Director of Regulatory
Two Hopkins Plaza,        Secretary                                    Fund Administration, PNC Capital Advisors,
4th Floor                                                              LLC (formerly, PNC Capital Advisors, Inc.)
Baltimore, MD 21201                                                    since 2010; Vice President, PNC Capital
Date of Birth: 10/31/73                                                Advisors, Inc. 2007-2009; Assistant Vice
Age: 36                                                                President, PNC Capital Advisors, Inc.
                                                                       2002-2007.

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2010

PORTFOLIO HOLDINGS DISCLOSURE

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Master Fund's Forms N-Q will be available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at http://www.sec.gov.

MANAGER AND ADMINISTRATOR
PNC Capital Advisors, LLC
Two Hopkins Plaza
Baltimore, Maryland 21201

ADVISER
Robeco Investment Management, Inc.
909 Third Avenue
New York, NY 10022

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The principal financial officer is also the principal accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert experts are Robert D. Neary, Kelly
J. Brennan and Richard W. Furst. Messrs. Neary, Brennan and Furst are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Deloitte & Touche, LLP ("D&T") related to the registrant.

D&T billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2010 and March 31, 2009 set forth in the table below.

                                            2010                                                2009
                    ---------------------------------------------------  -------------------------------------------------
                      All fees and     All fees and       All other        All fees and     All fees and    All other fees
                    services billed    services to    fees and services  services billed    services to    and services to
                         to the          service          to service          to the          service          service
                    Registrant that  affiliates that   affiliates that   Registrant that  affiliates that  affiliates that
                       were pre-        were pre-      did not require      were pre-        were pre-     did not require
                        approved         approved        pre-approval        approved         approved       pre-approval
                    ---------------  ---------------  -----------------  ---------------  ---------------  ---------------
(a) Audit Fees(1)       $25,556            N/A               N/A             $25,843            N/A              N/A
(b) Audit-Related
       Fees                 N/A            N/A               N/A                 N/A            N/A              N/A
(c) Tax Fees            $18,111            N/A               N/A             $17,667            N/A              N/A
(d) All Other
       Fees                 N/A            N/A               N/A                 N/A            N/A              N/A

Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant its investment manager (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment manager ("adviser affiliate"). Prior to the commencement of any audit or non-audit services to the registrant, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) During the registrant's last two fiscal years, there were no waivers of the requirement that non-audit services provided to the registrant or any adviser affiliate be pre-approved.

(f)  Not Applicable.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $18,111 and $17,667, respectively.

(h)  Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

The schedule of investments is included as part of the report to members filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant does not invest in voting securities. The registrant is a feeder fund that invests substantially all of its assets, through a Cayman Islands domiciled fund, in a master fund which has the same investment objective as the registrant. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the registrant's voting rights with respect to the Cayman Islands fund and the master fund will pass down to the registrant's own members.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES


The registrant is a feeder fund that invests substantially all of its assets, through a Cayman Islands domiciled Fund, in a master fund which has the same investment objective as the master fund. The investment advisory services are provided to the master fund. As such, the following information pertains to the portfolio managers of the master fund's investment portfolio:

 (a)(1) Robeco Investment Management, Inc. (the "Adviser"),, a corporation organized under the laws of Delaware, is the investment adviser of the Master Fund. Prior to January 1, 2007, Robeco-Sage Capital Management L.L.C. d/b/a Sage Capital Management, served as investment adviser of the master fund. As a result of an internal restructuring effective January 1, 2007, Robeco-Sage Capital Management L.L.C. merged into Robeco Investment Management, Inc. The Adviser is a wholly-owned subsidiary of Robeco Groep, N.V. The Adviser's offices are located at 909 Third Avenue, New York, NY 10022.

The day-to-day management of the master fund's portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, Darren S. Wolf, the Director of Research of the Robeco-Sage division of the Adviser and Andrew Rudolph, Long/Short Equity Sector Head of the Robeco-Sage division of the Adviser. Investment decisions for the Master Fund are made with the oversight of the Adviser's Investment Committee, comprised of:

MICHAEL ABBOTT, Chief Executive Officer and Managing Director of the Robeco-Sage division of the Adviser. As Chairman of the Investment Committee, Mr. Abbott is responsible for investment manager selection and determination of each manager's overall "portfolio fit."

Mr. Abbott joined Robeco January 1, 2007. Prior to that date, he spent six years with Goldman Sachs in various leadership roles for the Goldman Sachs' convertibles and structured products groups before leaving in 2002 to found Elysium Capital Group, a macro discretionary hedge fund specializing in foreign exchange. His experience also includes positions with O'Connor Partners and Swiss Bank Corporation where he had leadership roles in developing business in equity and equity-linked capital markets, and syndicate and corporate derivatives. A native of London, Mr. Abbott holds a Bachelor of Laws from Kings College London University, and spent the early part of his career as a member of the London Metropolitan Police force. He has 19 years of industry experience.

PAUL S. PLATKIN, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser,. As a member of the Investment Committee, Mr. Platkin is responsible for manager selection, oversight of onsite manager due diligence, ongoing monitoring of managers and portfolio construction decisions, including strategy allocations, individual position sizes and exposure levels. He is ultimately responsible for the overall performance of the Investment Analyst Team.

Mr, Platkin joined Robeco in 2003 as its Chief Investment Officer. Prior to joining the Adviser, he spent 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University. He has 22 years of investment experience.

DARREN S. WOLF, CFA, Principal of the Robeco-Sage division of the Adviser. As the Head of Research and a member of the Investment Committee, Mr. Wolf is responsible for manager selection and portfolio construction. He is also responsible for oversight of onsite manager due diligence and ongoing monitoring of managers and serves as coordinator of and mentor to the Investment Analyst Team.

Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the analytical team. Mr. Wolf is a graduate of Yeshiva University's Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has more than nine years of investment experience.


GLENN SLOAT, Director of Operational Due Diligence and Vice President of the Robeco-Sage division of the

Adviser. As the Director of Operational Due Diligence and a veto holding member of the Investment Committee, Mr. Sloat is responsible for the initial due diligence and ongoing monitoring of all non-investment aspects of prospective and current managers, including financial controls, operational processes, compliance, service providers, systems and infrastructure, financing and personnel.

Mr. Sloat joined Robeco-Sage in 2006. Mr. Sloat's career has been dedicated to operations, operations management and management consulting at some of the industry's leading firms, such as JPMorgan Chase, BlackRock, Arthur Andersen, Bankers Trust Company and Merrill Lynch. Mr. Sloat's diverse background includes extensive experience in custody, trade settlement, daily and monthly fund accounting, buy-side operations, systems analysis and design, project management and securities lending. Mr. Sloat holds a B.S. degree in finance and marketing from SUNY Albany and an M.B.A. degree in finance and information technology from New York University, Stern School of Business. He has 20 years of investment experience.

ANDREW RUDOLPH, Senior Vice President of the Robeco-Sage division of the Adviser. As the Long/Short Equity Sector Head, Senior Long/Short Equity Analyst and member of the Investment Committee, Mr. Rudolph has primary responsibility for forming macro views regarding the L/S Equity sector, identifying and monitoring underlying hedge fund managers, and formulating and presenting investment recommendations.

Mr. Rudolph joined Robeco-Sage in 2009 as Sector Head for Long/Short Equity strategies. Prior to joining the firm, he was Head of Research and Portfolio Manager with Sirius Investment Management, where he was responsible for manager research and ongoing due diligence for a broad spectrum of fund of hedge funds products. Previously, Mr. Rudolph served as the Head of Research and Strategy Head for Credit and International Hedge Funds with Bank of America Fund of Funds. Prior affiliations include Richcourt Fund Advisors, where he conducted research in both Europe and Asia, and trading positions with Arbinet, Hess Energy Trading Company and Sempra Energy Trading. Mr. Rudolph holds a B.S. degree in Finance from State University of New York at Albany, a J.D. from Brooklyn Law School, and an MBA degree in Finance from New York University. He has 15 years of industry experience.

(a)(2) The following table sets forth information about funds and accounts other than the master fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2010.





                                       REGISTERED INVESTMENT        POOLED INVESTMENT VEHICLES
                                      COMPANIES MANAGED BY THE               MANAGED                OTHER ACCOUNTS MANAGED
                                         PORTFOLIO MANAGER           BY THE PORTFOLIO MANAGER      BY THE PORTFOLIO MANAGER
                                      ------------------------      ---------------------------    ------------------------
NAME OF FUND'S PORTFOLIO
MANAGER                                NUMBER      TOTAL ASSETS      NUMBER       TOTAL ASSETS       NUMBER     TOTAL ASSETS
-------------------------             -------------------------      --------------------------    -------------------------

Paul S. Platkin                          7       $244,470,000         8         $1,018,200,000        0            N/A

Darren S. Wolf                           7       $244,470,000         8         $1,018,200,000        0            N/A

Michael Abbott                           7       $244,470,000         8         $1,018,200,000        0            N/A

Glenn Sloat                              7       $244,470,000         8         $1,018,200,000        0            N/A

Andrew Rudolph                           0       N/A                  0              N/A              0            N/A




                                                                  POOLED INVESTMENT VEHICLES              OTHER ACCOUNTS
                          REGISTERED INVESTMENT COMPANIES               MANAGED BY THE               MANAGED BY THE PORTFOLIO
                          MANAGED BY THE PORTFOLIO MANAGER            PORTFOLIO MANAGER                      MANAGER
                          --------------------------------         -------------------------          -----------------------

                                                                                                                    TOTAL ASSETS
                        NUMBER WITH      TOTAL ASSETS WITH     NUMBER WITH    TOTAL ASSETS WITH    NUMBER WITH          WITH
NAME OF FUND'S          PERFORMANCE-       PERFORMANCE-        PERFORMANCE-    PERFORMANCE-        PERFORMANCE-     PERFORMANCE-
PORTFOLIO MANAGER        BASED FEES         BASED FEES         BASED FEES        BASED FEES        BASED FEES        BASED FEES
------------------      -------------     ----------------     ------------    -----------------   ------------     -------------

Paul S. Platkin                0                 N/A                4            $144,290,000           0              N/A

Darren S. Wolf                 0                 N/A                4            $144,290,000           0              N/A

Michael Abbott                 0                 N/A                4            $144,290,000           0              N/A

Glenn Sloat                    0                 N/A                4            $144,290,000           0              N/A

Andrew Rudolph                 0                 N/A                0                N/A                0              N/A

Investment decisions at the Adviser are made by the Investment Committee. A consensus must be reached before an investment decision is made. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

The various funds and accounts that the Adviser manages have similar strategy allocations and all use the same investment process. Potential conflicts of interest may arise between a portfolio manager's management of the master fund and management of other accounts due to scarce capacity. The Adviser allocates capacity in underlying hedge funds on an equitable basis across all the funds it manages. From time to time, underlying managers are represented in each investment portfolio giving rise to a potential conflict of interest. To counter these conflicts of interest, the Adviser has adopted formal Allocation Policies to ensure that investment opportunities are allocated fairly among all funds and accounts the Adviser manages.

The Allocation Policies deal with, amongst other things, the testing of the suitability of an investment for each portfolio the Adviser manages, the determination of the ability of each portfolio to make an investment as well as the restrictions on manager capacity, the judging of portfolio need by the Strategy Selection & Allocation Committee, the judging of the allocation amongst suitable portfolios by the Manager Selection Committee and the documentation of such committee decisions in committee minutes.

(a)(3) The Adviser's compensation for the portfolio managers is a combination of a fixed salary and a bonus. The Adviser pays the portfolio managers' compensation in cash. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus into a tax-qualified retirement plan. Certain portfolio managers are also eligible to participate in certain profit-sharing plans, and, beginning in 2009, a part of all employees' bonuses were paid in deferred compensation.

(a)(4) As of March 31, 2010, no portfolio manager was the beneficial owner of any securities in the Fund and the Robeco-Sage division of the Adviser does not hold or seek to hold an ownership position in any hedge fund manager with whom it does business. The firm does not receive fees or any other form of compensation from underlying hedge fund managers.

Robeco-Sage's U.S.-based affiliates, Robeco Weiss, Peck & Greer and Robeco Boston Partners, also manage several single strategy hedge fund products. It is our policy not to invest in the single strategy hedge funds managed by these affiliates, Robeco Group, or any other related entities. To avoid any potential conflict of interest, we have never invested, nor do we ever plan to invest in hedge funds controlled by any related entity. Additionally, Robeco-Sage does not share confidential or proprietary manager data or other information with external entities and/or RIM's other divisions.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Conduct for the principal executive and principal financial officers is incorporated by reference to the registrant's certified shareholder report on Form N-CSR filed with the SEC on June 9, 2008. (Reg. Nos. 811-21817, 33-128726).

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            PNC Alternative Strategies TEDI Fund LLC


By (Signature and Title)                /s/ Kevin A. McCreadie
                                        ----------------------------------------
                                        Kevin A. McCreadie
                                        Chief Executive Officer

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Kevin A. McCreadie
                                        ----------------------------------------
                                        Kevin A. McCreadie
                                        Chief Executive Officer

Date: May 28, 2010


By (Signature and Title)                /s/ Jennifer E. Spratley
                                        ----------------------------------------
                                        Jennifer E. Spratley
                                        Chief Financial Officer

Date: May 28, 2010